SCHEDULE 14A
                           (RULE 14a-101)

                INFORMATION REQUIRED IN PROXY STATEMENT

                       SCHEDULE 14A INFORMATION

         Proxy Statement Pursuant to Section 14(a) of the Securities
                  Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement             [_] Confidential, For Use
                                                 of the Commission Only
                                            (As Permitted by Rule 14a-6(e)(2))

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                    AMERICAN CHAMPION ENTERTAINMENT, INC.
              (Name of Registrant as Specified In Its Charter)

     (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:


    (5) Total fee paid:

[_] Fee paid previously with preliminary materials.



[_] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount Previously Paid:


    (2) Form, Schedule or Registration Statement No.:


    (3) Filing Party:


    (4) Date Filed:



                   AMERICAN CHAMPION ENTERTAINMENT, INC.
              1694 The Alameda, Suite 100, San Jose, CA 95126

                NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                      TO BE HELD DECEMBER 8, 1999

                                                 San Jose, California
                                                 October 29, 1999

The Special Meeting of Stockholders of American Champion Entertainment, Inc. (the "Company"), a Delaware corporation and holding company for America's Best Karate, a California corporation, which wholly owns American Champion Media, Inc., a Delaware corporation ("AC Media"), which wholly owns American Champion Marketing Group, Inc., a Delaware corporation ("AC Marketing") will be held at 1694 The Alameda, Suite 100, San Jose, California on Wednesday, December 8, 1999, at 7:00pm, for the following purposes:

1. To amend the Company's Bylaws from "a majority" to "one-third" of outstanding shares to constitute a quorum at all meetings of stockholders (Proposal No. 1); and

2. To amend the Company's Bylaws to increase the maximum number of seats on the Board of Directors from 9 to 15 with the exact number of directors for each year to be determined by the Board (Proposal
No. 2); and

3. To approve the increase of the number of shares of the Company's common stock, $.0001 par value per share (the "Common Stock") issuable under the Company's 1997 Employee Stock Option Plan from 4,800,000 to 7,000,000 (Proposal No. 3); and

4. To approve the increase of the number of shares of Common Stock issuable under the Company's 1997 Non-Employee Directors Stock
Option Plan from 550,000 to 800,000 (Proposal No. 4); and

5. To approve the two Securities Purchase Agreements, dated June 18, 1999 and September 24, 1999, and all transactions contemplated thereby, including the issuance of $1,750,000 and $1,000,000 of convertible debentures respectively, issued on June 18, 1999 and September 24, 1999 respectively (Proposal No. 5); and

6. To approve the acquisition of 80% the Great Wall International Sports Media Company of Beijing, China, through an exchange of stock between the two companies per terms as outlined in the Letter of Intent, and all transactions contemplated thereby (Proposal No. 6); and

7. To approve a reverse stock split of the outstanding shares of the Company's Common Stock, if necessary, at a ratio to effect the market price of the Company's Common Stock to be at a level in compliance with the continued listing requirements of the Nasdaq SmallCap Market (Proposal No. 7); and

8. To transact such other business as may properly come before the Special Meeting and any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement which is attached and made a part of this Notice.

The Board of Directors has fixed the close of business on October 15, 1999 as the record date for determining the stockholders entitled to notice of and to vote at the Special Meeting and any adjournment or postponement thereof.

All stockholders are cordially invited to attend the Special Meeting in person. However, whether or not you expect to attend the Special Meeting in person, you are urged to mark, date, sign and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope provided to ensure your representation and the presence of a quorum at the Special Meeting. If you send in your proxy card and then decide to attend the Special Meeting to vote your shares in person, you may still do so. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

                                  By Order of the Board of Directors,
                                   /s/  ANTHONY K. CHAN, SECRETRY
                                      Anthony K. Chan, Secretary


                              IMPORTANT
WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. IF A QUORUM IS NOT REACHED, THE COMPANY WILL HAVE THE ADDED EXPENSE OF RE-ISSUING THESE PROXY MATERIALS. IF YOU ATTEND THE MEETING AND SO DESIRE, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.
                     THANK YOU FOR ACTING PROMPTLY



                               PROXY STATEMENT
                                     OF
                      AMERICAN CHAMPION ENTERTAINMENT, INC.
                               1694 The Alameda
                                   Suite 100
                               San Jose, CA 95126




GENERAL

This Proxy Statement is furnished in connection with the solicitation of the enclosed proxy by, and on behalf of, the Board of Directors of American Champion Entertainment, Inc. (the "Company"), a Delaware corporation and holding company for America's Best Karate, a California corporation, which wholly owns American Champion Media, Inc., a Delaware corporation ("AC Media"), which wholly owns American Champion Marketing Group, Inc., a Delaware corporation ("AC Marketing") for use at the Special Meeting of Stockholders of the Company to be held at 1694 The Alameda, Suite 100, San Jose, California on Wednesday, December 8, 1999, at 7:00 p.m. (the "Meeting"). Only stockholders of record on October 15, 1999, (the "Record Date") will be entitled to vote at the Meeting. At the close of business on the Record Date, the Company had outstanding 10,463,585 shares of its $0.0001 par value common stock (the "Common Stock").

Any person giving a proxy in the form accompanying this Proxy
Statement has the power to revoke it prior to its exercise. Any proxy given is revocable prior to the Meeting by an instrument revoking it or by a duly executed proxy bearing a later date delivered to the Secretary of the Company. Such proxy is also revoked if the stockholder is present at the Meeting and elects to vote in person.

The Company will bear the entire cost of preparing, assembling, printing and mailing the proxy materials furnished by the Board of Directors to stockholders. Copies of the proxy materials will be furnished to brokerage houses, fiduciaries and custodians to be forwarded to the beneficial owners of the Common Stock. In addition to the solicitation of proxies by use of the mail, some of the officers, directors and regular employees of the Company may (without additional compensation) solicit proxies by telephone or personal interview, the costs of which the Company will bear.

This Proxy Statement and the accompanying form of proxy is being sent or given to stockholders on or about November 12, 1999.

Stockholders of the Company's Common Stock are entitled to one vote for each share held. Such shares may not be voted cumulatively.

Each validly returned proxy (including proxies for which no specific instruction is given) which is not revoked will be voted "FOR" each of the proposals as described in this Proxy Statement and, at the proxy holders' discretion, on such other matters, if any, which may come before the Meeting (including any proposal to adjourn the Meeting).

Determination of whether a matter specified in the Notice of Special Meeting of Stockholders has been approved will be determined as follows. For each matter specified in the Notice of Special Meeting of Stockholders, the affirmative vote of a majority of the shares of Common Stock present at the Meeting in person or by proxy and entitled to vote on such matter is required for approval. Abstentions will be considered shares present in person or by proxy and entitled to vote and, therefore, will have the effect of a vote against the matter. Broker non-votes will be considered shares not present for this purpose and will have no effect on the outcome of the vote. Directions to withhold authority, abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present for the Meeting.

PROPOSAL NO. 1

AMEND THE COMPANY'S BYLAWS REGARDING QUORUM AT A MEETING

        At the Special Meeting, the stockholders of the Company are being asked to approve the amendment of the Company's Bylaws to state that the holders of "one-third" of the Company's outstanding stock entitled to vote shall constitute a quorum at all meetings of the stockholders.

        The Board of Directors believes that since the Company is growing with acquisitions being negotiated and that more shares are anticipated to be issued, it is in the best interests of the Company to reduce the quorum requirement to one-third of outstanding shares to ensure that matters brought before the stockholders can be acted upon.


        Article II, Section 4 currently provides as follows:

Section 4. Quorum. Except as otherwise provided by law, the holders of a majority of the Corporation's stock issued and outstanding and entitled to vote at a meeting, present in person or represented by proxy, without regard to class or series, shall constitute a quorum at all meetings of the stockholders for the transaction of business...

        The Company's Board of Directors has approved the following amendment to Article II, Section 4, subject to approval of such amendment by the holders of the Company's Common Stock as specified below:

Section 4. Quorum. Except as otherwise provided by law, the holders of one-third of the Corporation's stock issued and outstanding and entitled to vote at a meeting, present in person or represented by proxy, without regard to class or series, shall constitute a quorum at all meetings of the stockholders for the transaction of business...

Recommnedation of the Board for Proposal No. 1:

THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT OF THE BYLAWS AS DESCRIBED ABOVE.


PROPOSAL NO. 2

AMEND THE COMPANY'S BYLAWS TO INCREASE THE
MAXIMUM NUMBER OF SEATS ON THE BOARD OF DIRECTORS

        At the Special Meeting, the stockholders of the Company are being asked to approve the amendment of the Company's Bylaws to increase the maximum number of seats on the Board of Directors from 9 to 15 with the exact number of directors for each year to be determined by the Board. The Board of Directors recommends this increase in anticipation that senior management members of future acquiree companies may request to have presence on the Company's Board. Currently, there are no candidates recommended by the Board to fill these seats.

        Article III, Section 2 currently provides as follows:

Section 2. Number and Term. The authorized number of directors shall be not less than five (5) nor more than nine
(9)...

        The Company's Board of Directors has approved the following amendment to Article III, Section 2, subject to approval of such amendment by the holders of the Company's Common Stock as specified below:

Section 2. Number and Term. The authorized number of directors shall be not less than five (5) nor more than fifteen
(15) with the exact number of directors for each year to be determined by the Board...

Recommnedation of the Board for Proposal No. 2:

THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT OF THE BYLAWS AS DESCRIBED ABOVE.


PROPOSAL NO. 3

INCREASE THE NUMBER OF SHARES ISSUABLE UNDER THE
1997 EMPLOYEE STOCK OPTION PLAN

        At the Special Meeting, the Company's stockholders are being asked to approve an increase in the number of shares issuable pursuant to the Company's 1997 Employee Stock Option Plan (the "1997 Stock Plan") from 4,800,000 to 7,000,000. The following is a summary of principal features of the 1997 Stock Plan. The summary, however, does not purport to be a complete description of all the provisions of the 1997 Stock Plan. Any stockholder of the Company who wishes to obtain a copy of the actual plan document may do so upon written request to the Company's Secretary, Anthony K. Chan, at the Company's principal offices at 1694 The Alameda, Suite 100, San Jose California 95126.

The 1997 Stock Plan was adopted by the Board of Directors and stockholders of the Company in March 1997 and became effective upon the closing of the IPO. The total number of shares of Common Stock subject to issuance under the 1997 Stock Plan was originally 350,000, subject to adjustments as provided in the 1997 Stock Plan. However, the 1997 Stock Plan was first amended in May 1998 and then further amended in May 1999 to increase the total number of shares of Common Stock subject to issuance under the 1997 Stock Plan first to 800,000 and then further to 4,800,000.

The 1997 Stock Plan provides for the grant of stock options
(including incentive stock options as defined in Section 422 of the Code and non-qualified stock options), stock appreciation rights ("SARs") and other stock awards (including restricted stock awards and stock bonuses) to employees of the Company or its affiliates or any consultant or advisor engaged by the Company who renders bona fide services to the Company or the Company's affiliates in connection with its business; provided, that such services are not in connection with the offer or sale of securities in a capital raising transaction. Prior to the date when securities are first registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the 1997 Stock Plan will be administered by the Company's Board of Directors.

The Plan is administered by the Compensation Committee of the Board of Directors (the "Committee") which will be comprised of "disinterested persons" within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as amended. Stock options may be granted by the Committee on such terms, including vesting and payment forms, as it deems appropriate in its direction; provided, that no option may be exercised later than ten years after its grant, and the purchase price for incentive stock options and non-qualified stock options shall not be less than 100% and 85% of the fair market value of the Common Stock at the time of grant, respectively.

SARs may be granted by the Committee on such terms, including payment forms, as the Committee deems appropriate, provided that a SAR granted in connection with a stock option shall become exercisable and lapse according to the same vesting schedule and lapse rules established for the stock option (which shall not exceed ten years from the date of grant). A SAR shall not be exercisable during the first six months of its term and only when the fair market value of the underlying Common Stock exceeds the SAR's exercise price and is exercisable subject to any other conditions on exercise imposed by the Committee. In the event of a change in control of the Company, the Committee retains the discretion to accelerate the vesting of stock options and SARs and to remove restrictions on transfer of restricted stock awards. Unless terminated by the Board of Directors, the 1997 Stock Plan continues until December 2007. Upon the occurrence of an event constituting a Change of Control, in the sole discretion of the Committee, all options and SARs will become immediately exercisable in full for the remainder of their terms and restrictions on stock granted pursuant to a Restricted Stock Award will lapse.

        The Committee and the Board of Directors of the Company believe it is an important operating strategy to continue to provide incentives to the Company's employees and other individuals and to recruit competent persons to join the Company. The Committee and the Board of Directors have concluded that an increase to 7,000,000 shares reserved under the Plan provides adequate flexibility to provide such incentives.

Recommendation of the Board for Proposal No. 3:

THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE INCREASE OF SHARES ISSUABLE UNDER THE 1997 EMPLOYEE STOCK OPTION PLAN FROM 4,800,000 TO 7,000,000.


PROPOSAL NO. 4

INCREASE THE NUMBER OF SHARES ISSUABLE UNDER THE
1997 NON-EMPLOYEE DIRECTORS EMPLOYEE STOCK OPTION PLAN

        At the Special Meeting, the Company's stockholders are being asked to approve an increase in the number of shares issuable pursuant to the Company's 1997 Non-Employee Stock Option Plan (the "Director Plan") from 550,000 to 800,000. The following is a summary of principal features of the 1997 Director Plan. The summary, however, does not purport to be a complete description of all the provisions of the 1997 Director Plan. Any stockholder of the Company who wishes to obtain a copy of the actual plan document may do so upon written request to the Company's Secretary, Anthony Chan, at the Company's principal offices at 1694 The Alameda, Suite 100, San Jose California 95126.

The Company's 1997 Non-Employee Directors Stock Option Plan (the "Directors Plan") was adopted by the Board of Directors and stockholders of the Company in March 1997 and became effective upon the closing of the Company's Initial Public Offering. The Directors Plan provides for the automatic grant to each of the Company's non-employee directors of (i) an option to purchase 5,000 shares of Common Stock on the date of such director's initial election or appointment to the Board of Directors (the "Initial Grant") and (ii) an option to purchase 2,000 shares of Common Stock on each anniversary thereof on which the director remains on the Board of Directors (the "Annual Grant"). The options will have an exercise price of 100% of the fair market value of the Common Stock on the date of grant and have a 10-year term. Initial Grants become exercisable in two equal annual installments commencing on the first anniversary of date of grant thereof and Annual Grants become fully exercisable beginning on the first anniversary of the date of grant. Both Initial and Annual Grants are subject to acceleration in the event of certain corporate transactions. Any options which are vested at the time the optionee ceases to be a director shall be exercisable for one year thereafter. Options which are not vested automatically terminate in the event the optionee ceases to be a director of the Company. Options which are vested on the date the optionee ceased to be a director due to death or disability generally remain exercisable for five years thereafter. If the Company is a party to a transaction involving a sale of substantially all its assets, a merger or consolidation, all then outstanding options under the Directors Plan may be canceled. However, during the 30 day period preceding the effective date of such transaction, all partly or wholly unexercised options will be exercisable, including those not yet exercisable pursuant to the vesting schedule. In May 1999, the Directors Plan was amended to increase to 550,000 shares reserved under the Directors Plan.

        The Committee and the Board of Directors of the Company believe it is an important operating strategy to continue to provide incentives to non-employee directors and to attract qualified nominees to the Company's Board of Directors. The Committee and the Board of Directors have concluded that an increase to 800,000 shares reserved under the Directors Plan provides adequate flexibility to provide such incentives.

Recommendation of the Board for Proposal No. 4:

THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE INCREASE OF SHARES ISSUABLE UNDER THE 1997 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN FROM 550,000 TO 800,000.


PROPOSAL NO. 5

APPROVAL OF THE ISSUANCE OF CONVERTIBLE DEBENTURES
IN THE AMOUNTS OF $1,750,000 AND $1,000,000

At the Special Meeting, the Company's stockholders are being asked to ratify the Security Purchase Agreements, and the exhibits thereto, dated as of June 18, 1999 ("June Debentures") and dated as of September 24, 1999 ("September Debentures"), by and among the Company and private acredited investors (collectively, the "Agreements"), and the transactions contemplated thereby including the private offering (the "Offering") of the $1,750,000 and the $1,000,000 of 7% Convertible Debentures and Common Stock purchase warrants pursuant to such transactions.

The following summarizes the terms of the offerings and is qualified in its entirety by the Agreements themselves and the exhibits thereto, a copy of which is attached hereto as Appendix A and incorporated by reference herein. Stockholders are encouraged to review the attached Agreement and its exhibits.

Pursuant to the authorization of the Board of Directors of the Company, management of the Company negotiated and executed the Agreements pursuant to which the investors agreed under certain terms and conditions to invest up to $1,750,000 and $1,000,000 respectively, into the Company in 7% Convertible Debentures due June 17, 2002 (the "June Debentures") and due September 30, 1999 (the "September Debentures") respectively. Additionally, the Company agreed, among other things, to issue to the investors warrants to purchase the Company's Common Stock (the "Warrants"). Pursuant to the June Debentures, the Company issued to the investors on June 18, 1999, $1,750,000 in debentures and Warrants to purchase 175,000 shares of the Company's Common Stock at an exercise price of $1.890625 per share with an expiration date of June 17, 2002. Pursuant to the September Debentures, the Company issued to the investors on September 24, 1999, $1,000,000 in debentures and Warrants to purchase 100,000 shares of the Company's Common Stock at an exercise price of $0.796875 per share with an expiration date of September 30, 2002.

The terms and conditions of the Debentures are summarized as  follows:

       The interest rate on the Debentures is 7% per annum, payable twice annually in cash or in shares of the Company's Common Stock.

       Dates of maturity are June 17, 2002 for the June Debentures and September 30, 2002 for the September Debentures.

       The Debentures are convertible into the number of shares of the Company's Common Stock equal to the principal amount and accrued and unpaid interest outstanding under the Debentures on the conversion date divided by the lower of: (a) 77.5% of the Market Price on the conversion date for the June Debentures and 75% of the Market Price for the September Debentures, or
(b)  117.5% of the Market Price on the date the Debenture is issued.

       For the June Debentures, at its option, the Company may redeem the Debentures if the Market Price(1) of the Common Stock is below $1 for 20 consecutive days, for an amount equal to the accrued and unpaid interest under the Debentures plus 122.5% of the outstanding principal under the Debentures. For the September Debentures, the Company does not have to option to redeem the Debentures.

       In no event (subject to certain exceptions, including a Company default under any Debenture or the Agreement) shall an Investor be entitled to convert any Debenture to the extent that, after such conversion, the sum of (1) the number of shares of Common Stock beneficially owned by the Investor and its affiliates, and (2) the number of shares of Common Stock issuable upon the conversion of the Debenture would result in beneficial ownership by the Investor and its affiliates of more than 9.99% of the outstanding shares of Common Stock.

The Agreement also has the following additional terms:

       The Company was required to file not later than 30 days after the closing date with the Securities and Exchange Commission a registration statement to register the Common Stock issuable upon conversion of the Debentures and exercise of the Warrants to allow the Investors to resell such Common Stock to the public.

       (1) Market Price is defined in the agreement as (x) the average closing bid price of the Common Stock as reported by Bloomberg, LP or the average closing bid price on the over-the-counter market, (i) if a period of time is specified in the relevant provision of the Debenture, for such period, and (ii) if no period of time is specified in the relevant provision of the Debenture, then for the 5 days ending on the trading day immediately preceeding the relevant date, or (y) if the Common Stock is listed on a stock exchange, the lowest trade price on such exchange on the date idicated in the Debenture as reported in the Wall Street Journal.


Nasdaq Rule Requiring Stockholder Approval

Because the Company's Common Stock is listed on The Nasdaq SmallCap, the Company is subject to the Nasdaq's corporate governance rules, including Rule 4310(c)(25)(H)(i)(d)(2) (the "Nasdaq Rule") which provides that an issuer must obtain stockholder approval for the sale or issuance of common stock (or securities convertible into common stock) equal to 20% or more of the common stock outstanding before the issuance for less than the greater of book or market value of the stock. The conversion of the Debentures and/or the exercise of the Warrants may be made at a price less than the greater of book or market value of the stock and it is also possible that the Debentures may be convertible and/or the Warrants may be exercisable into more than 20% of the currently outstanding shares of the Company's Common Stock. Investors have recognized that the Company may be limited in the number of shares of Common Stock it may issue, and that the Common Stock issuable upon conversion of the Debentures and upon exercise of the Warrants may result in the issuance of shares in excess of the Nasdaq Rule. Such issuance will require the Company to obtain the consent of its stockholders.

Under the Agreement, the Company has agreed to take all steps necessary to have the vote of the Company's stockholders regarding authorization of the Company's issuance to the holders of the Debentures of shares of Common Stock in excess of 20% of the outstanding shares of Common Stock. If the Company does not obtain stockholder approval as proposed herein, the conversion rate of the Debentures will be adjusted to 90% of what it otherwise would have been. In addition, the Debenture provides that if the Company cannot issue the shares of Common Stock upon conversion of a Debenture without violating the Nasdaq Rule, the Investors have the option, exercisable in the Investors' sole and absolute discretion, to elect any one of the following remedies:

       Require the Company to issue shares of Common Stock pursuant to the conversion of the Debentures at a conversion price equal to the average of the lowest trade price per share of Common Stock for any five consecutive trading days (subject to certain adjustments provided in the Debenture) during the 60 trading days immediately preceding the date of the notice of conversion; or

       Require the Company to redeem each unconverted portion of the Debentures for an amount equal to (the "Cap Redemption Amount"):
       V           x    M
      CP                        where:

"V" means the outstanding principal plus accrued interest through the date of redemption of an unconverted Debenture;

"CP" means the conversion rate in effect on the date of  redemption; and


"M" means the highest Market Price during the period beginning on the date of redemption and ending on the date of payment of the Cap
Redemption Amount.

Certain Relationships And Related Transactions

        Pursuant to the Agreement, the officers and directors of the Company who, directly or indirectly, hold shares of the Company's Common Stock and their spouses who reside with such officer or director, have each granted to the Investors an irrevocable proxy to vote in favor of this Proposal
No. 5.

Recommendation of the Board for Proposal No. 5:

THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE ISSUANCE OF CONVERTIBLE DEBENTURES IN THE AMOUNTS OF $1,750,000 AND $1,000,000.

PROPOSAL NO. 6

TO APPROVE THE ACQUISITION OF 80% OF GREAT WALL INTERNATIONAL SPORTS MEDIA COMPANY OF BEIJING, CHINA

        At the Special Meeting, the Company's stockholders are being asked to approve the intended acquisition of 80% of the Great Wall
International Sports Media Company of Beijing, China ("Great Wall"), through an exchange of stock between the two companies per terms as outlined in the Letter of Intent signed between the companies. Details of the exchange is provided as follows:

        Issuance of Common Stock of the Company for 80% of the outstanding stock of Great Wall:

a) An initial grant of the Company stock at closing of the transaction will be US$750,000 worth of the Company's Common
Stock, with registration rights, based on the market price of the stock at the closing; and

b) Grants of ACEI common stock based on an "earn out" formula, restricted from disposition for 1 year from the date of grant, valued at the average yearly market price for the applicable year, and to be granted based on 18.0% of Great Wall's annual gross revenue in US$ and 18.0% of its EBITDA in US$, multiplied by 80%, for the years 2000, 2001 and 2002. An estimated figure of the total grant of stock based on this "earn out" formula is approximately $5 million worth of the Company's Common Stock.

Currently, Great Wall has net tangible assets (unaudited) of $4.1 million and gross revenues for the first 9 months of 1999 (unaudited) of $7.7 million. American Champion's accountants have advised that the Company may incorporate 80% of the financial results of Great Wall into their own financial statements.

Great Wall International Sports Media is a privately held company organized under the laws of the State Industry and Commerce Bureau of China and has been in operation since 1991. Its core business is the promotion of international sports and cultural events during which revenues are generated from advertisers and sponsors. Commercialized athletics is a fast growing market in China. According to ESPN's Beijing office, there are currently over 21 million cable TV households in China and sports programs often claim the highest ratings and hence demand premium advertising rates. The company's recently held Beijing Marathon (October 9) attracted a multi-national group of advertisers, with Sanyo, the electronic giant from Japan, being the largest purchaser of the event's commercial media. During the 16th World Cup Soccer Competitions, Great Wall won the contract for all of the advertising activities within the Chinese territory where Budweiser was among a long list of sponsors.

Under the proposed acquisition based on stock exchange, Great Wall is to have autonomy in daily operations, with the exception of at least one accounting person staffed by the Company or its assign. Great Wall is to report directly to the Company, subject to the Company's Board interpretation of appropriateness and with the Company's Board approval when necessary.

In addition, the Company has engaged a consultant, Beijing Da Yan Da International Company ("BDYD") for providing to the Company services in the form of: (i) identifying and evaluating potential acquisition candidates ("Candidates") within the territories of the People's Republic of China and Hong Kong, for the Company's acquisition and merger plans;
(ii) advising and facilitating the Company as to negotiations with the Candidates; (iii) analyzing the impact of applicable local laws and regulations; (iv) bringing to the attention of the Company possible business opportunities and evaluating business opportunities generally, whether or not such opportunities are originated by BDYD or others; and
(v) once a formal contract with acquiree is executed, BDYD will provide full-time staffing of BDYD accounting personnel at acquiree's office to oversee accounting procedures for the first 36 months and such BDYD accounting personnel will report directly to assignee of the Company. At the successful and effective closure of acquisition and merger transactions by the Company with parties that are identified by BDYD, the Company shall pay to BDYD, a finder's fee equal to 10% for services (i) through (iv) as identified above and 5% for service (v), of the total "Transaction Value" of the transaction in common shares of the Company, 50% of such shares shall be registered within 60 days from closure of the transaction and the remaining of such shares shall be restricted under SEC rule 144. "Transaction Value" shall mean the aggregate value of all cash, securities and other property and valuable consideration of every kind given, granted or issued by the Company and its affiliates in connection within any transaction involving any acquisition, stock or asset exchange, joint venture or merger between the Company and parties identified by BDYD. Also, upon the Company's approval by its board of directors of any "Letter of Intent" with Candidates, but prior to the actual effectiveness and closure of contract, the Company shall pay BDYD a non-refundable expense allowance of US$50,000 in freely tradable common stock to cover BDYD's non-accountable expenses within the facilitation of the transaction.

                                                                                            Proforma       Proforma
                              ACEI           ACEI            Great Wall     Great Wall      Consolidated   Consolidated
Proforma Consolidated                        (UNAUDITED)     (UNAUDITED)    (UNAUDITED)     ACEI/GW        ACEI/GW
Balance Sheet                 --------------------------------------------------------------------------------------------
ACEI and 80% of Great Wall    Dec 31, 98     Sep 30, 99      Dec 31, 98     Sep 30, 99      Dec 31, 98     Sep 30, 99
                              --------------------------------------------------------------------------------------------
Current Assets:
  Cash                                 2,763        230,656         152,676      1,526,632         155,439      1,757,288
  Accounts Receivable                 37,675        975,354          60,241              0          97,916        975,354
  Prepaid Expenses                    56,267         34,416         564,554        780,362         620,821        814,778
  Other Receivables                  195,361        195,361         805,566        444,012       1,000,927        639,373
  Inventories                              0              0         130,824        360,513         130,824        360,513
  Other Assets                        11,673         18,634               0         31,117          11,673         49,751
                              --------------------------------------------------------------------------------------------
  Total Current Assets               303,739      1,454,421       1,713,862      3,142,635       2,017,601      4,597,056

Other Assets:
  Film Costs, net                  5,381,329      6,748,289               0              0       5,381,329      6,748,289
  Property & Equipment               395,330        328,780               0              0         395,330        328,780
  Long-term Investments                    0              0       1,144,578      1,144,578       1,144,578      1,144,578
                              --------------------------------------------------------------------------------------------
  Total Long-term Investments      5,776,659      7,077,069       1,144,578      1,144,578       6,921,237      8,221,647

Fixed Assets:
  Original Costs                           0                        204,920      1,014,639         204,920      1,014,639
    Less Accumulated Depreciat             0                        (30,766)      (180,521)        (30,766)      (180,521)
  Net Fixed Assets                         0                        174,154        834,118         174,154        834,118
  Construction In Process                  0                        687,369              0         687,369              0
                              --------------------------------------------------------------------------------------------
  Total Fixed Assets                       0              0         861,523        834,118         861,523        834,118

Intangible & Deferred Assets:
  Intangible Assets                        0              0         613,253        408,835         613,253        408,835
  Defferred Assets                         0              0          31,463         22,649          31,463         22,649
                              --------------------------------------------------------------------------------------------
  Total Intangible & Deferred              0              0         644,716        431,485         644,716        431,485


Total Assets                       6,080,398      8,531,490       4,364,679      5,552,817      10,445,077     14,084,307
                              ============================================================================================


Liabilities:
  Short-term Liabilities
    Short-term Loans                 968,303        178,933         361,446        602,410       1,329,749        781,343
    Accounts Payable               1,122,307        825,072          24,095         92,291       1,146,402        917,363
    Deferred Revenues                 78,020         25,841               0              0          78,020         25,841
    Other Payables                                                   28,419         65,866          28,419         65,866
    Welfare Expenses Payable                                          1,537         29,878           1,537         29,878
    Taxes Payable                                                    82,058        174,117          82,058        174,117
    Miscellaneous Payables             6,565          6,565               0          1,371           6,565          7,936
                              --------------------------------------------------------------------------------------------
    Total Short-term Liabiliti     2,175,195      1,036,411         497,555        965,932       2,672,750      2,002,343

  Long-term Liabilities                    0      2,390,071               0              0               0      2,390,071
                              --------------------------------------------------------------------------------------------
  Total Liabilities                2,175,195      3,426,482         497,555        965,932       2,672,750      4,392,414

Minority Interest                                                                                  773,425        917,377

Stockholders' Equity:
  Paid In Capital                  6,522,459     10,326,354       3,614,458      3,614,458      10,136,917     13,940,812
  Common Stock Warrants              290,901         81,839                                        290,901         81,839
  Retained Earnings               (2,908,157)    (5,303,185)        252,666        972,427      (2,655,491)    (4,330,758)
                              --------------------------------------------------------------------------------------------
  Total Stockholders' Equity       3,905,203      5,105,008       3,867,124      4,586,885       6,998,902      8,774,516


Total Liabilities & Equity         6,080,398      8,531,490       4,364,679      5,552,817      10,445,077     14,084,307
                              ============================================================================================

--------------------------------------

                                                                                            Proforma       Proforma
                              ACEI           ACEI            Great Wall     Great Wall      Consolidated   Consolidated
Proforma Consolidated                        (UNAUDITED)     (UNAUDITED)    (UNAUDITED)     ACEI/GW        ACEI/GW
Statement of Operations       --------------------------------------------------------------------------------------------
ACEI and 80% of Great Wall    Year ended     Year to date    Year ended     Year to date    Year ended     Year to date
                              Dec 31, 98     Sep 30, 99      Dec 31, 98     Sep 30, 99      Dec 31, 98     Sep 30, 99
                              --------------------------------------------------------------------------------------------
Revenues from Operation:             736,701        573,195       5,786,280      7,715,162       6,522,981      8,288,357
  Less Direct Costs                   26,152          7,060       2,025,199      2,694,673       2,051,351      2,701,733
  Less Other Operational Costs       485,739        784,027       1,736,173      2,332,832       2,221,912      3,116,859
  Less Operational Taxes                   0              0         346,946        424,334         346,946        424,334
                              --------------------------------------------------------------------------------------------
  Gross Income from Operations       224,810       (217,892)      1,677,962      2,263,323       1,902,772      2,045,431

  Less Administration & Financ     1,771,887      2,095,515         979,441      1,305,819       2,751,328      3,401,334
  Less Interest Costs                 76,447         81,621          17,528         23,332          93,975        104,953
                              --------------------------------------------------------------------------------------------
  Net Income from Operations      (1,623,524)    (2,395,028)        680,993        934,172        (942,531)    (1,460,856)

  Other Income                       307,429              0          98,912        140,098         406,341        140,098
                              --------------------------------------------------------------------------------------------
  Net Income                      (1,316,095)    (2,395,028)        779,905      1,074,270        (536,190)    (1,320,758)

  Minority Interest                                                                                155,981        214,854

  Less Income Tax                      7,466              0         248,154        354,509         255,620        354,509
                              --------------------------------------------------------------------------------------------
  Net Income After Tax            (1,323,561)    (2,395,028)        531,751        719,761        (947,791)    (1,890,121)
                              ============================================================================================


Outstanding Shares                 4,033,619     10,463,585  n.a.           n.a.                10,533,619     16,963,585

Basic Loss Per Share                   -0.33          -0.23                                          -0.09          -0.11

--------------------------------------

The Letter of Intent is attached as an Exhibit.

Recommendation of the Board for Proposal No. 6:

THE BOARD RECOMMENDS A VOTE FOR THE APPROVAL OF THE PROPOSED
ACQUISITION.


PROPOSAL NO. 7

REVERSE STOCK SPLIT OF THE COMPANY'S STOCK TO
COMPLY WITH LISTING REQUIREMENT OF NASDAQ SMALLCAP MARKET

        At the Special Meeting, the Company's stockholders are being asked to approve a reverse stock split of the outstanding shares of the Company's Common Stock, if necessary, at a ratio to effect the market price of the Company's Common Stock to be at a level in compliance with the continued listing requirements of the Nasdaq SmallCap Market.

        The Company has received a notification from Nasdaq dated
September 23, 1999 which stated:

"...the Company's common stock has failed to maintain a minimum bid price greater than or equal to $1.00 over the last thirty consecutive trading days, as required under Marketplace Rule
4310(c)(4)."

"The Company will be provided ninety (90) calendar days, or until December 22, 1999 to regain compliance with this Rule. If at anytime before December 2, 1999, the bid price of the Company's shares is equal to or greater than $1.00 for a minimum of ten consecutive trading days, Staff will determine if compliance with this requirement has been achieved. However, if the Company is unable to demonstrate compliance with this requirement on or before December 22, 1999, its securities will be delisted at the opening of business on December 27, 1999."

"The Company may appeal Staff's determination to a Nasdaq Listing Qualifications Panel (the "Panel"), pursuant to he procedures set forth in the Nasdaq Marketplace Rule 4800 Series. A hearing request will stay the Company's delisting pending the Panel's decision."


        The Board of Directors views that it in the best interests of the Company to maintain its listing status with the Nasdaq SmallCap Market and recommends a reverse-split of the Company's outstanding shares, at a minimum of 2 for 1 or a maximum of 10 for 1, depending on the stock price at the day of the reverse stock split, in order to comply with the Nasdaq continued listing requirements including the minimum $1.0 bid price rule.

       Stockholders should be aware that in the event the Company does effectual a reverse stock split, the initial resulting price of the Common Stock will be in excess of $1.0 per share so as to account for any decrease in the stock price to ensure the stock price remains above $1.0 minimum bid price for 10 consecutive trading days.

Recommendation of the Board for Proposal No. 7:

THE BOARD RECOMMENDS A VOTE FOR THE APPROVAL OF A REVERSE STOCK SPLIT OF THE COMPANY'S OUTSTANDING SHARES IN SUCH AN AMOUNT AS THE BOARD OF DIRECTORS SHALL DETERMINE, SO AS TO COMPLY WITH THE CONTINUED LISTING REQUIREMENTS.


PRINCIPAL STOCKHOLDERS

The following table sets forth, as of the date of October 15, 1999 and as adjusted to reflect the issuance by the Company of shares of Common Stock upon exercise of options and warrants, certain information with respect to stock ownership of (i) all persons known by the Company to be beneficial owners of 5% or more of its outstanding shares of Common Stock; (ii) each director; and (iii) all directors and officers as a group, together with their respective percentage ownership of such shares. Unless otherwise indicated, the beneficial owners have sole voting and investment power over the shares of Common Stock listed below.

                              Number of                     Percentage of
Name and Address of           Shares of                      Ownership
Beneficial Ownership(1)       Common Stock

Anthony K. Chan                1,113,438(2)                     8.75%

George Chung                   1,117,838(3)                     8.79%

William T. Duffy                 107,000(4)                      ***

Alan Elkes                       332,000(5)                     2.61%

E. DAvid Gable                   144,444(6)                     1.14%

Jan D. Hutchins                  290,000(7)                     2.28%

Ronald M. Lott                   138,131(8)                     1.09%

Joy T. Tashjian                  100,000(9)                      ***

Mae Lyn Woo                      65,600(10)                      ***

All officers and directors
as a group (9 persons).....3,408,451(11)                        26.8%

_______________________

*       Does not give effect to the conversion of the outstanding
Debentures or, except as stated in the footnotes below, to the issuance of shares of Common Stock upon exercise of any warrants.
***     Represents less than one percent.
(1) The addresses for the directors and executive officers are the same as that of the Company.
(2) Includes 607,500 shares subject to presently exercisable options granted under the Company's 1997 Stock Plan. Does not include
660,000 subject to options which are not presently exercisable or exercisable within 60 days.
(3) Includes (i) 607,500 shares subject to presently exercisable options granted under the Company's 1997 Stock Plan and (ii) 4,400 shares owned by Mr. Chung's wife. Does not include 660,000 subject to options which are not presently exercisable or exercisable within 60 days.
(4) Includes 107,000 shares subject to presently exercisable options granted under the Company's 1997 Stock Plan. Does not include 9,500 subject to options which are not presently exercisable or exercisable within 60 days.
(5) Includes (i) 207,000 shares subject to presently exercisable options granted under the Company's 1997 Stock Plan, and (ii) 75,000 shares subject to presently exercisable warrants. Does not include 9,500 subject to options which are not presently exercisable or exercisable within 60 days.
(6) Includes 100,000 shares subject to presently exercisable options granted under the Company's 1997 Stock Plan.
(7) Includes 270,000 shares subject to presently exercisable options granted under the Company's 1997 Stock Plan. Does not include
240,000 subject to options which are not presently exercisable or exercisable within 60 days.
(8) Includes 117,000 shares subject to presently exercisable options granted under the Company's 1997 Stock Plan. Does not include 9,500 subject to options which are not presently exercisable or exercisable within 60 days.
(9) Includes 100,000 shares subject to presently exercisable options granted under the Company's 1997 Stock Plan. Does not include
250,000 subject to options which are not presently exercisable or exercisable within 60 days.
(10) Includes 65,000 shares subject to presently exercisable options granted under the Company's 1997 Stock Plan. Does not include
100,000 subject to options which are not presently exercisable or exercisable within 60 days.
(11) Includes an aggregate of 2,256,000 shares subject to presently exercisable warrants options granted under the Company's 1997 Stock
Plan. Does not include 1,938,500 subject to options which are not presently exercisable or exercisable within 60 days.


COMPENSATION OF EXECUTIVE OFFICERS

        The following table sets forth certain summary information with respect to the compensation paid to the Company's Chief Executive Officer and President, and the Company's Chairman of the Board, for services rendered in all capacities to the Company for the period up to October 15, 1999. Other than as listed below, the Company had no executive officers whose total annual salary and bonus exceeded $100,000 for that fiscal year:


Name               Position         Year           Salary
                                    (1)
Anthony K. Chan    President,      1999         $ 127,262
                   Chief           1998         $ 130,828
                   Executive       1997         $ 101,704
                   Officer         1996         $  57,600

Geroge Chung       Chairman of     1999         $ 127,262
                   the Board       1998         $ 138,739
                                   1997         $ 107,284
                                   1996         $  57,600


                                                       Long-Term Compensation
                                                   Awards                  Payouts
                                          Restricted     Securities     LTIP     All Other
                   Other                     Stock       Underlying    Payouts    Compen
                   Compen-                  Award(s)      Options/       ($)      sation
Name               sation        Bonus        ($)           SARs                    ($)
                                                          (#)(1)(2)
Anthony K. Chan    ---           ---          ---       1,100,000       ---         ---
                   ---           ---          ---          80,000       ---         ---
                   ---           ---          ---          87,500       ---         ---
                   ---           ---          ---               0       ---         ---

Geroge Chung       ---           ---          ---       1,100,000       ---         ---
                   ---           ---          ---          80,000       ---         ---
                   ---           ---          ---          87,500       ---         ---
                   ---           ---          ---               0       ---         ---

________________

(1) Information provided for 1999 is up to October 15 only, and that for 1996 represent compensation received by Messrs. Chan and Chung, as President and Chief Executive Officer, respectively, of America's Best Karate, the predecessor to the Company.
(2)     Options were granted under the Company's 1997 Stock Plan.







STOCK OPTIONS GRANTS AND EXERCISES

        Option/SAR Grants within 1999 (up to October 15, 1999)

                          Individual Grants

                   Securities             % of Total
                   Underlying Option      to Employees in       Exercise or Base
Name               Granted (#)            Fiscal Year           Price ($/SH)               Expiration Date

Anthony K. Chan     100,000                 2.3%                  $1.03125                    5/18/09
                  1,000,000                23.5%                  $0.93750                    6/06/09
                  1,100,000                25.8%

George Chung        100,000                 2.3%                  $1.03125                    5/18/09
                  1,000,000                23.5%                  $0.93750                    6/06/09
                  1,100,000                25.8%


        The following table shows the value at October 15, 1999 of unexercised options held by the named executive officers:

              Aggregated Option Exercises in Last Fiscal Year
                   and Fiscal Year-end Option Values


                                                        Number of securities       Value of unexercised in-the-
                                                        underlying unexercised         money options at fiscal
                                                        options at fiscal year-end          year-end
                                                                  (#)                         ($)
Name        Shares acquired on     Value Realized
               exercise (#)              ($)            Exerciseable/unexercisable   Exercisable/unexercisable*

Anthony K. Chan,    0                     0                    607,500/660,000                 $0/$0
President and Chief
Executive Officer

George Chung,       0                     0                    607,500/660,000                 $0/$0
Chairman of the
Board

---------------------------

* Assumes a fair market value of $0.3750 per share at the close of October 15, 1999.

The compensation for the Company's key management will be evaluated from time to time by the Board. The Board may, in its discretion, award these individuals cash bonuses, options to purchase shares of the Common Stock under the Company's Equity Incentive Plan and such other compensation, including equity-based compensation, as the Board, or a committee thereof, shall approve from time to time.




EMPLOYMENT CONTRACTS

In March 1997, the Company entered into employment agreements, effective as of August 5, 1997, the closing date of the Company's initial public offering, with each of Mr. Chung, Mr. Chan and Mr. Berryessa pursuant to which Mr. Chung continues to serve as the Company's Chairman of the Board, Mr. Chan continues to serve as the Company's President, Chief Executive Officer and Chief Financial Officer and Mr. Berryessa continues to serve as the Company's Vice-President. Each agreement has a term of five years. Pursuant to the agreements, in 1997 the Company paid to Messrs. Chung, Chan and Berryessa a base salary of $100,000, $100,000 and $65,000 per year, respectively. Each agreement also provides for the following bonuses: (i) options to purchase 87,500, 87,500 and 25,000 shares of Common Stock of the Company, respectively, exercisable at 120% of the Company's initial public offering price of the Common Stock of the Company which was $6.00, which options were granted on July 30, 1997, and
(ii) $200,000, $200,000 and $100,000, respectively, if all of the warrants issued to the Company's initial public offering are exercised by the holders thereof within the five-year exercise period of such warrants. In addition, the executives are also entitled to certain fringe benefits. If any of Messrs. Chung, Chan or Berryessa is terminated other than for cause, death or disability, the Company is obligated to pay such executive an amount equal to his base salary then in effect for the remaining term of the agreement.

In March 1997, the Company and AC Media, entered into a two-year employment agreement with Jan D. Hutchins effective as of August 5, 1997, the closing date of the Company's initial public offering, pursuant to which Mr. Hutchins serves as President of AC Media and is responsible for supervising the production and marketing of the AC Media's media projects.
 Pursuant to the agreement Mr. Hutchins received an annual base salary of $39,600 in 1997. The employment agreement also provides for the following bonuses: (i) 4,000 shares of Common Stock of the Company upon the public offering, subject to compliance with applicable laws (these shares were issued at no cost to Mr. Hutchins and were capitalized into the Company's film costs, because of Mr. Hutchins contributions to the Company's film production, at their fair market value at the time of issuance);
(ii) options to purchase 20,000 shares of Common Stock of the Company, exercisable at 120% of the public offering price of the Common Stock of the Company which was $6.00, which options were granted on July 30,1997; and (iii) $100,000 in cash if all of the warrants issued to the public in the Company's initial public offering are exercised by the holders thereof within two years of the consummation of the offering. The employment agreement also provides for certain fringe benefits. If Mr. Hutchins is terminated for reasons other than for cause, death or disability, the Company is obligated to pay Mr. Hutchins an amount equal to his base salary then in effect for the remaining term of the agreement. None of the above-referenced employment agreements contain non-competition provisions.

In July 1998, the Company amended its employment agreements with certain of its management as follows: The Employment Agreements with Messrs. Anthony Chan and George Chung were amended to provide for annual salaries of $150,000 and for the granting of 20,000 options per year pursuant to the Company's 1997 Stock Option Plan; the Employment Agreement with Don Berryessa was amended to provide for an annual salary of $105,000 and for the granting of 15,000 options per year pursuant to the Company's 1997 Stock Option Plan; the Employment Agreement with Jan D. Hutchins was amended to provide for an annual salary of $75,000 and for the granting of 10,000 options per year pursuant to the Company's 1997 Stock Option Plan.

        In June 1999, the Company entered into an employment with Joy M. Tashjian to serve as the President and CEO of the Company's wholly owned subsidiary American Champion Marketing Group. The term of employment is through December 31, 2001 and the annual salary is $150,000. Ms. Tashjian was granted 350,000 options from the Company's 1997 Stock Plan at the execution of the agreement and another 150,000 options will be granted in June 2000.

        Don Berryessa terminated from the Company effective June 30, 1999. Mae Lyn Woo was appointed the Chief Operations Officer in place of Mr.
Berryessa. Ms. Woo's annual salary was adjusted to $100,000 and she was granted 100,000 options from the Company's 1997 Stock Plan.



TRANSACTIONS WITH MANAGEMENT

Messrs. Chung and Chan are the guarantors of two loans from Karen
T.I. Shen and Thomas Jung Woo originally totaling $27,000 and bearing interest at 14% per annum which are due and payable in 1999 and 2000, and are the direct obligors on a loan in the original principal amount of $100,000 from the Michael Triantos M.D. Inc. Money Purchase and Profit Sharing Pension Plans Trust which is being treated as a debt of the Company which loan bears interest at the rate of 12% per annum.

In a letter dated October 29, 1996, the Company agreed to pay Joe and Jennifer Montana, significant stockholders of the Company, $50,000 in cash, payable 30 days prior to the release of the Company's second Fitness Product, entitled "MONTANA EXERCISE VIDEO." In such letter, the Company also agreed to pay, and has paid, Joe and Jennifer Montana an additional $50,000 from the proceeds of the Company's initial public offering and a royalty payment of $1 per video tape sold. See "Business-Fitness Products." Joe and Jennifer Montana have both been training in the Company's karate schools for approximately three years. The "MONTANA EXERCISE VIDEO" stars the former superstar quarterback and his wife Jennifer in a kick-boxing video. Jennifer Montana also co-hosts the Kanga Roddy Series.

In June 1997, Mr. George Chung, the Chairman of the Board, loaned at no interest approximately $17,673 to the Company in order to allow the Company to repay its loan with the Bank of Canton. On July 2, 1997, Mr. Chung also loaned at no interest approximately $35,400 to the Company in order to allow the Company to repay its loan from Silicon Valley Bank. The Company repaid the outstanding principal balance of the June 1997 and July 1997 loans from the proceeds of the Company's initial public offering.

None of the transactions with officers or shareholders of the Company and their affiliates were made on terms less favorable to the Company than those available from unaffiliated parties. In future transactions of this nature, the Company will ensure that more favorable terms are not available to it from unaffiliated third parties before engaging officers or shareholders of the Company or their affiliates.




DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS FOR 2000 ANNUAL MEETING

        Proposals of stockholders intended to be presented at next year's Annual Meeting of Stockholders must be received by Anthony K. Chan, at the Company's principal offices at 1894 The Alameda, Suite 100, San Jose California 95126, no later than January 31, 2000.



OTHER PROPOSED ACTION

The Board of Directors is not aware of any other business which will come before the Meeting, but if any such matters are properly presented, the proxies solicited hereby will be voted in accordance with the best judgment of the persons holding the proxies. All shares represented by duly executed proxies will be voted at the Meeting.



SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires the Company's directors, executive officers and persons who own more than 10% of the Company's Common Stock (collectively, "Reporting Persons") to file with the Securities and Exchange Commission ("SEC") initial reports of ownership and changes in ownership of the Company's Common Stock. Reporting Persons are required by SEC regulations to furnish the Company with copies of all
Section 16(a) reports they file. To the Company's knowledge, based solely on its review of the copies of such reports received or written representations from certain Reporting Persons that no other reports were required, the Company believes that during its fiscal year ended December 31, 1998, all Reporting Persons complied with all applicable filing requirements.



AVAILABILITY OF CERTAIN DOCUMENTS REFERRED TO HEREIN

         THIS PROXY STATEMENT REFERS TO CERTAIN DOCUMENTS OF THE COMPANY THAT ARE NOT PRESENTED HEREIN OR DELIVERED HEREWITH. SUCH DOCUMENTS ARE AVAILABLE TO ANY PERSON, INCLUDING ANY BENEFICIAL OWNER, TO WHOM THIS PROXY STATEMENT IS DELIVERED, UPON ORAL OR WRITTEN REQUEST, WITHOUT CHARGE, DIRECTED TO ANTHONY K. CHAN, AMERICAN CHAMPION ENTERTAINMENT, INC., 1894 THE ALAMEDA, SUITE 100, SAN JOSE CALIFORNIA 95126., TELEPHONE NUMBER (408) 288-8199. IN ORDER TO ENSURE TIMELY DELIVERY OF THE DOCUMENTS, SUCH REQUESTS SHOULD BE MADE BY NOVEMBER 27, 1999.



OTHER MATTERS

        The Board of Directors knows of no other business that will be presented to the Special Meeting. If any other business is properly brought before the Special Meeting, proxies in the enclosed form will be voted in respect thereof as the proxy holders deem advisable.

        It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope.


                                  By Order of the Board of Directors,
                                   /s/  ANTHONY K. CHAN, SECRETRY
                                      Anthony K. Chan, Secretary

San Jose, California
October 29, 1999


PROXY                                                              PROXY



AMERICAN CHAMPION ENTERTAINMENT, INC.

PROXY FOR SPECIAL MEETING TO BE HELD ON DECEMBER 8, 1999
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby appoints Anthony K. Chan or George Chung, or either of them, as proxies, each with the power to appoint his substitute, to represent and to vote all the shares of common stock of American Champion Entertainment, Inc. (the "Company"), which the undersigned would be entitled to vote, at the Company's Special Meeting of Stockholders to be held on December 8, 1999 and at any adjournments thereof, subject to the directions indicated on the reverse side hereof.

        In their discretion, the Proxies are authorized to vote upon any other matter that may properly come before the meeting or any adjournments thereof.

        THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AND FOR THE PROPOSALS LISTED ON THE REVERSE SIDE.

IMPORTANT--This Proxy must be signed and dated on the reverse side.



                           THIS IS YOUR PROXY CARD
                           YOUR VOTE IS IMPORTANT!


Dear Stockholder:

        We cordially invite you to attend the Special Meeting of Stockholders of American Champion Entertainment, Inc. to be held at 1694 The Alameda, Suite 100, San Jose, California on Wednesday, December 8, 1999 at 7:00 p.m. (local time).

        Please read the proxy statement which describes the proposals and presents other important information, and complete, sign and return your proxy promptly in the enclosed envelope.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1-8



1. To amend the Company's Bylaws from a "majority" to "one-third" of outstanding shares to constitute a quorum at all meetings of stockholders.

For [_]                Against [_]                 Abstain  [_]


2. To amend the Company's Bylaws to increase the maximum number of seats on the Board of Directors from 9 to 15 with the exact number of directors for each year to be determined by the Board.

For [_]                Against [_]                 Abstain  [_]


3. To approve the increase of the number of shares of Common Stock issuable under the Company's 1997 Employee Stock Option Plan from 4,800,000 to 7,000,000.

For [_]                Against [_]                 Abstain  [_]


4. To approve the increase of the number of shares of Common Stock issuable under the Company's 1997 Non-Employee Directors Stock Option Plan from 550,000 to 800,000.

For [_]                Against [_]                 Abstain  [_]


5. To approve the two Securities Purchase Agreements, dated June 18, 1999 and September 24, 1999, and all transactions contemplated thereby, including the issuance of $1,750,000 and $1,000,000 of convertible debentures respectively, issued on June 18, 1999 and September 24, 1999 respectively.

For [_]                Against [_]                 Abstain  [_]


6. To approve the acquisition of 80% of the Great Wall International Sports Media Company of Beijing, China, through an exchange of stock between the two companies, per terms as outlined in the Letter of Intent, and all transactions contemplated thereby.

For [_]                Against [_]                 Abstain  [_]


7. To approve a reverse stock split of the outstanding shares of the Company's Common Stock, if necessary, at a ratio to effect the market price of the Company's Common Stock to be at a level in compliance with the continued listing requirements of the Nasdaq SmallCap Market.

For [_]                Against [_]                 Abstain  [_]


If you plan to attend the Special Meeting please mark this box    [_]


Dated:________________, 1999

Signature
__________________________________________________________________________


Name (printed)
__________________________________________________________________________


Title
__________________________________________________________________________

Important: Please sign exactly as name appears on this proxy. When signing as attorney, executor, trustee, guardian, corporate officer, etc., please indicate full title.





APPENDIX A

SECURITIES PURCHASE AGREEMENT


THIS SECURITIES PURCHASE AGREEMENT, dated as of the date of acceptance set forth below, is entered into by and between AMERICAN CHAMPION ENTERTAINMENT, INC., a Delaware corporation, with headquarters located at 1694 The Alameda, Suite 100, San Jose, CA 95126-2219 (the "Company"), and each entity named on a signature page hereto (each, a "Buyer") (each agreement with a Buyer being deemed a separate and independent agreement between the Company and such Buyer, except that each Buyer acknowledges and consents to the rights granted to each other Buyer under such agreement and the Transaction Agreements, as defined below, referred to therein).

        W I T N E S S E T H:

WHEREAS, the Company and the Buyer are executing and delivering this Agreement in accordance with and in reliance upon the exemption from securities registration afforded, inter alia, by Rule 506 under Regulation D ("Regulation D") as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 Act"), and/or Section 4(2) of the 1933 Act; and

WHEREAS, the Buyer wishes to purchase, upon the terms and subject to the conditions of this Agreement, 7% Convertible Debentures of the Company which will be convertible into shares of Common Stock, $.0001 par value per share of the Company (the "Common Stock"), upon the terms and subject to the conditions of such Convertible Debentures, together with the Warrants (as defined below) exercisable for the purchase of shares of Common Stock (the "Warrant Shares"), and subject to acceptance of this Agreement by the Company;

NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.      AGREEMENT TO PURCHASE; PURCHASE PRICE.

a. Purchase; Certain Definitions. (i) The undersigned hereby agrees to purchase from the Company 7% Convertible Debentures in the principal amount set forth on the Buyer's signature page of this Agreement (the "Debentures"), out of a total offering of $1,750,000 of such Debentures, and having the terms and conditions and being in the form attached hereto as Annex I. The purchase price for the Debentures shall be as set forth on the signature page hereto and shall be payable in United States Dollars.

(ii) As used herein, the term "Securities" means the Debentures, the Common Stock issuable upon conversion of the Debentures, the Warrants and the Warrant Shares.


(iii) As used herein, the term "Purchase Price" means the purchase price for the Debentures.

(iv) As used herein, the term "Closing Date" means the date of the closing of the purchase and sale of the Debentures, as provided herein.

(v) As used herein, the term "Effective Date" means the effective date of the Registration Statement covering the Registrable Securities (as those terms are defined in the Registration Rights
Agreement defined below).

(vi)    As used herein, the term "Market Price of the Common
Stock" means (x) the average closing bid price of the Common Stock for the five (5) trading days ending on the trading day immediately before the date indicated in the relevant provision hereof (unless a different relevant period is specified in the relevant provision), as reported by Bloomberg, LP or, if not so reported, as reported on the over-the-counter market or (y) if the Common Stock is listed on a stock exchange, the lowest trade price on such exchange on the date indicated in the relevant provision hereof, as reported in The Wall Street Journal.

b.      Form of Payment; Delivery of Debentures.

(i) Except as specified below, the Buyer shall pay the Purchase Price for the Debentures by delivering immediately available good funds in United States Dollars to the escrow agent (the "Escrow Agent") identified in the Joint Escrow Instructions attached hereto as Annex II (the "Joint Escrow Instructions") on the date prior to the Closing Date.

(ii) No later than the Closing Date, but in any event promptly following payment by the Buyer to the Escrow Agent of the Purchase Price, the Company shall deliver the Debentures and the Warrants, each duly executed on behalf of the Company, to the Escrow Agent.

(iii) By signing this Agreement, each of the Buyer and the Company, subject to acceptance by the Escrow Agent, agrees to all of the terms and conditions of, and becomes a party to, the Joint Escrow
Instructions, all of the provisions of which are incorporated herein by this reference as if set forth in full.

(iv) By separate letter to the Escrow Agent, the Company is acknowledging that it has received certain funds from or on behalf of one or more of the Buyers on account of the Purchase Price obligation of each such Buyer. Any such funds will not be deposited in escrow with the Escrow Agent but shall nevertheless (i) be deemed paid on account of such identified Buyer's Purchase Price and (ii) be deemed part of the Purchase Price for determining amounts, if any, due to any party other than the Company as contemplated by the Joint Escrow Instructions, but (iii) shall not be deemed part of the Escrow Property for purposes of determining the amount of the funds payable to the Company thereunder.

c.      Method of Payment.  Subject to the provisions of Section
1(b) hereof, payment into escrow of the Purchase Price shall be made by wire transfer of funds to:

Bank of New York
350 Fifth Avenue
New York, New York 10001

ABA# 021000018
For credit to the account of Krieger & Prager, Esqs.

Account No.: [To be provided to the Buyer by Krieger &
Prager]
Re: American Champion Entertainment 6/99 Transaction

Not later than 5:00 p.m., New York time, on the date which is two (2) New York Stock Exchange trading days after the Company shall have accepted this Agreement and returned a signed counterpart of this Agreement to the Escrow Agent by facsimile, the Buyer shall deposit with the Escrow Agent the Purchase Price for the Debentures in currently available funds. Time is of the essence with respect to such payment, and failure by the Buyer to make such payment, shall allow the Company to cancel this Agreement.

d. Escrow Property. The Purchase Price and the Debentures and Warrants delivered to the Escrow Agent as contemplated by Sections 1(b) and (c) hereof are referred to as the "Escrow Property."

2.  BUYER REPRESENTATIONS, WARRANTIES, ETC.; ACCESS TO
INFORMATION; INDEPENDENT INVESTIGATION.

The Buyer represents and warrants to, and covenants and agrees with, the Company as follows:

a. Without limiting Buyer's right to sell the Common Stock pursuant to the Registration Statement (as that term is defined in the Registration Rights Agreement defined below), the Buyer is purchasing the Debentures and the Warrants and will be acquiring the shares of Common Stock issuable upon conversion of the Debentures (the "Converted Shares") and the Warrant Shares for its own account for investment only and not with a view towards the public sale or distribution thereof and not with a view to or for sale in connection with any distribution thereof.


b. The Buyer is (i) an "accredited investor" as that term is defined in Rule 501 of the General Rules and Regulations under the 1933 Act by reason of Rule 501(a)(3), (ii) experienced in making investments of the kind described in this Agreement and the related documents, (iii) able, by reason of the business and financial experience of its officers (if an entity) and professional advisors (who are not affiliated with or compensated in any way by the Company or any of its affiliates or selling agents), to protect its own interests in connection with the transactions described in this Agreement, and the related documents, and (iv) able to afford the entire loss of its investment in the Securities.

c. All subsequent offers and sales of the Debentures and the shares of Common Stock representing the Converted Shares and the Warrant Shares (such Common Stock sometimes referred to as the "Shares") by the Buyer shall be made pursuant to registration of the Shares under the 1933 Act or pursuant to an exemption from registration.

d. The Buyer understands that the Debentures are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Debentures. The Buyer represents and warrants that the address of its principal place of business is as set forth on the Buyer's signature page of this Agreement.

e. The Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Debentures and the offer of the Shares which have been requested by the Buyer, including Annex V hereto. The Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company and have received complete and satisfactory answers to any such inquiries. Without limiting the generality of the foregoing, the Buyer has also had the opportunity to obtain and to review the Company's (1) Annual Report on Form 10-KSB for the fiscal year ended December 31, 1998, (2) Proxy Statements for the Company's annual meeting of shareholders held on or about May 5, 1999 and
(3) Registration Statement on Form S-3/A filed with the SEC on February 12, 1999 (the "Company's SEC Documents").

f. The Buyer understands that its investment in the Securities involves a high degree of risk.

g. The Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities.

h. This Agreement has been duly and validly authorized, executed and delivered on behalf of the Buyer and is a valid and binding agreement of the Buyer enforceable in accordance with its terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally.



3.      COMPANY REPRESENTATIONS, ETC.

The Company represents and warrants to the Buyer that, except as provided in Annex V hereto:

a.      Concerning the Debentures and the Shares.   There are no
preemptive rights of any stockholder of the Company, as such, to acquire the Debentures, the Warrants or the Shares.

b. Reporting Company Status. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary, other than those jurisdictions in which the failure to so qualify would not have a material adverse effect on the business, operations or condition (financial or otherwise) or results of operation of the Company and its subsidiaries taken as a whole. The Company has registered its Common Stock pursuant to Section 12 of the 1934 Act, and the Common Stock is listed and traded on The NASDAQ/SmallCap Market. The Company has received no notice, either oral or written, with respect to the continued eligibility of the Common Stock for such listing, and the Company has maintained all requirements for the continuation of such listing.

c. Authorized Shares. The Company has sufficient authorized and unissued Shares as may be reasonably necessary to effect the conversion of the Debentures and to issue the Warrant Shares. The Converted Shares and the Warrant Shares have been duly authorized and, when issued upon conversion of, or as interest on, the Debentures or upon exercise of the Warrants, each in accordance with its respective terms, will be duly and validly issued, fully paid and non-assessable and will not subject the holder thereof to personal liability by reason of being such holder.

d.      Securities Purchase Agreement; Registration Rights
Agreement and Stock. This Agreement and the Registration Rights Agreement, the form of which is attached hereto as Annex IV (the "Registration Rights Agreement"), and the transactions contemplated thereby, have been duly and validly authorized by the Company, this Agreement has been duly executed and delivered by the Company and this Agreement is, and the Debentures, the Warrants and the Registration Rights Agreement, when executed and delivered by the Company, will be, valid and binding agreements of the Company enforceable in accordance with their respective terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium, and other similar laws affecting the enforcement of creditors' rights generally.


e. Non-contravention. The execution and delivery of this Agreement and the Registration Rights Agreement by the Company, the issuance of the Securities, and the consummation by the Company of the other transactions contemplated by this Agreement, the Registration Rights Agreement, and the Debentures do not and will not conflict with or result in a breach by the Company of any of the terms or provisions of, or constitute a default under (i) the articles of incorporation or by-laws of the Company, each as currently in effect, (ii) any indenture, mortgage, deed of trust, or other material agreement or instrument to which the Company is a party or by which it or any of its properties or assets are bound, including any listing agreement for the Common Stock except as herein set forth, (iii) to its knowledge, any existing applicable law, rule, or regulation or any applicable decree, judgment, or order of any court, United States federal or state regulatory body, administrative agency, or other governmental body having jurisdiction over the Company or any of its properties or assets, or (iv) the Company's listing agreement for its Common Stock, except such conflict, breach or default which would not have a material adverse effect on the business, operations or condition (financial or otherwise) or results of operations of the Company and its subsidiaries, taken as a whole, or on the transactions contemplated herein.

f. Approvals. No authorization, approval or consent of any court, governmental body, regulatory agency, self-regulatory organization, or stock exchange or market or the stockholders of the Company is required to be obtained by the Company for the issuance and sale of the Securities to the Buyer as contemplated by this Agreement, except such authorizations, approvals and consents that have been obtained or that are contemplated by this Agreement to be obtained on a date after the date hereof.

g. SEC Filings. None of the Company's SEC Documents contained, at the time they were filed, any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements made therein in light of the circumstances under which they were made, not misleading. Except for certain filings required to be filed by persons subject and pursuant to
Section 16 of the 1934 Act, the Company has since August 1, 1997 timely filed all requisite forms, reports and exhibits thereto with the SEC.


h. Absence of Certain Changes. Since December 31, 1998, there has been no material adverse change and no material adverse development in the business, properties, operations, condition (financial or otherwise), or results of operations of the Company, except as disclosed in the Company's SEC Documents. Since December 31, 1998, except as provided in the Company's SEC Documents, the Company has not (i) incurred or become subject to any material liabilities (absolute or contingent) except liabilities incurred in the ordinary course of business consistent with past practices; (ii) discharged or satisfied any material lien or encumbrance or paid any material obligation or liability (absolute or contingent), other than current liabilities paid in the ordinary course of business consistent with past practices; (iii) declared or made any payment or distribution of cash or other property to stockholders with respect to its capital stock, or purchased or redeemed, or made any agreements to purchase or redeem, any shares of its capital stock; (iv) sold, assigned or transferred any other tangible assets, or canceled any debts or claims, except in the ordinary course of business consistent with past practices; (v) suffered any substantial losses or waived any rights of material value, whether or not in the ordinary course of business, or suffered the loss of any material amount of existing business; (vi) made any changes in employee compensation, except in the ordinary course of business consistent with past practices; or (vii) experienced any material problems with labor or management in connection with the terms and conditions of their employment.

i.      Full Disclosure.  There is no fact known to the Company
(other than general economic conditions known to the public generally or as disclosed in the Company's SEC Documents) that has not been disclosed in writing to the Buyer that (i) would reasonably be expected to have a material adverse effect on the business, operations or condition (financial or otherwise) or results of operations of the Company and its subsidiaries, taken as a whole, (ii) would reasonably be expected to materially and adversely affect the ability of the Company to perform its obligations pursuant to this Agreement or any of the agreements contemplated hereby (collectively, including this Agreement, the "Transaction Agreements"), or (iii) would reasonably be expected to materially and adversely affect the value of the rights granted to the Buyer in the Transaction Agreements.

j. Absence of Litigation. Except as set forth in the Company's SEC Documents, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board or body pending or, to the knowledge of the Company, threatened against or affecting the Company, wherein an unfavorable decision, ruling or finding would have a material adverse effect on the properties, business or financial condition, or results of operation of the Company and its subsidiaries taken as a whole or the transactions contemplated by any of the Transaction Agreements or which would adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, any of the Transaction Agreements.

k.      Absence of Events of Default.  Except as set forth in
Section 3(e) hereof, no Event of Default (or its equivalent term), as defined in the respective agreement to which the Company is a party, and no event which, with the giving of notice or the passage of time or both, would become an Event of Default (or its equivalent term) (as so defined in such agreement), has occurred and is continuing, which would have a material adverse effect on the business, operations or condition (financial or otherwise) or results of operations of the Company and its subsidiaries, taken as a whole.

l. Prior Issues. During the twelve (12) months preceding the date hereof, the Company has not issued any convertible securities. The presently outstanding unconverted principal amount of each such issuance as of the date of this Agreement is set forth in Annex V.


m.      No Undisclosed Liabilities or Events.  The Company has
no liabilities or obligations other than those disclosed in the Company's SEC Documents or those incurred in the ordinary course of the Company's business since December 31, 1998, and which individually or in the aggregate, do not or would not have a material adverse effect on the properties, business, condition (financial or otherwise), or results of operations of the Company and its subsidiaries, taken as a whole. Except for the transactions contemplated by the Transaction Agreements, no event or circumstances has occurred or exists with respect to the Company or its properties, business, condition (financial or otherwise), or results of operations, which, under applicable law, rule or regulation, requires public disclosure or announcement prior to the date hereof by the Company
but which has not been so publicly announced or disclosed.   There are no
proposals currently under consideration or currently anticipated to be under consideration by the Board of Directors or the executive officers of the Company which proposal would (x) change the certificate of incorporation or other charter document or by-laws of the Company, each as currently in effect, with or without shareholder approval, which change would reduce or otherwise adversely affect the rights and powers of the shareholders of the Common Stock or (y) materially or substantially change the business, assets or capital of the Company, including its interests in subsidiaries.

n. No Default. The Company is not in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust or other material instrument or agreement to which it is a party or by which it or its property is bound.

o. No Integrated Offering. Neither the Company nor any of its affiliates nor any person acting on its or their behalf has, directly or indirectly, at any time since July 1, 1998 made any offer or sales of any security or solicited any offers to buy any security under circumstances that would eliminate the availability of the exemption from registration under Rule 506 of Regulation D in connection with the offer and sale of the Securities as contemplated hereby.

p. Dilution. The number of Shares issuable upon conversion of the Debentures and the exercise of the Warrants may increase substantially in certain circumstances, including, but not necessarily limited to, the circumstance wherein the trading price of the Common Stock declines prior to the conversion of the Debentures. The Company's executive officers and directors have studied and fully understand the nature of the Securities being sold hereby and recognize that they have a potential dilutive effect. The board of directors of the Company has concluded, in its good faith business judgment, that such issuance is in the best interests of the Company. The Company specifically acknowledges that its obligation to issue the Shares upon conversion of the Debentures and upon exercise of the Warrants is binding upon the Company and enforceable regardless of the dilution such issuance may have on the ownership interests of other shareholders of the Company, and the Company will honor every Notice of Conversion (as defined in the Debentures) relating to the conversion of the Debentures and every Notice of Exercise Form (as contemplated by the Warrants) relating to the exercise of the Warrants unless the Company is subject to an injunction (which injunction was not sought by the Company) prohibiting the Company from doing so.

4.      CERTAIN COVENANTS AND ACKNOWLEDGMENTS.


a. Transfer Restrictions. The Buyer acknowledges that (1) the Debentures have not been and are not being registered under the provisions of the 1933 Act and, except as provided in the Registration Rights Agreement, the Securities have not been and are not being registered under the 1933 Act, and may not be transferred unless (A) subsequently registered thereunder or (B) the Buyer shall have delivered to the Company an opinion of counsel, reasonably satisfactory in form, scope and substance to the Company, to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; (2) any sale of the Securities made in reliance on Rule 144 promulgated under the 1933 Act may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any resale of such Securities under circumstances in which the seller, or the person through whom the sale is made, may be deemed to be an underwriter, as that term is used in the 1933 Act, may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (3) neither the Company nor any other person is under any obligation to register the Securities (other than pursuant to the Registration Rights Agreement) under the 1933 Act or to comply with the terms and conditions of any exemption thereunder.

b. Restrictive Legend. The Buyer acknowledges and agrees that the Debentures and the Warrants, and, until such time as the Common Stock has been registered under the 1933 Act as contemplated by the Registration Rights Agreement and sold in accordance with an effective Registration Statement, certificates and other instruments representing any of the Securities shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of any such Securities):

THESE SECURITIES (THE "SECURITIES") HAVE NOT BEEN
REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED,
OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD
OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE
REGISTRATION STATEMENT FOR THE SECURITIES OR AN OPINION
OF COUNSEL OR OTHER EVIDENCE ACCEPTABLE TO THE
CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

c. Registration Rights Agreement. The parties hereto agree to enter into the Registration Rights Agreement on or before the Closing Date.

d. Filings and Shareholder Consent. (i) The Company undertakes and agrees to make all necessary filings in connection with the sale of the Debentures to the Buyer under any United States laws and regulations applicable to the Company, or by any domestic securities exchange or trading market, and to provide a copy thereof to the Buyer promptly after such filing.


(ii) Subject to the conditions of the immediately following sentence, the Company undertakes and agrees to take all steps necessary to have a meeting and vote of the shareholders of the Company no later than the Meeting Date (as defined below) regarding authorization of the Company's issuance to the holders of the Debentures and Warrants of shares of Common Stock in excess of twenty percent (20%) of the outstanding shares of Common Stock on the date of this Agreement in accordance with NASDAQ Rule 4310(c)(25)(H). The terms of the immediately preceding sentence shall apply only once the Company has issued, after the date of this Agreement, either (x) to the Holder Class Members of any specific Holder Class, shares of Common Stock which, in the aggregate equal or exceed seventy-five percent of the Conversion Limit of that Holder Class (as such terms are defined below), or (y) to any one or more holders of all Debentures contemplated by this Agreement shares of Common Stock which, in the aggregate, equal or exceed ten percent (10%) of the outstanding shares of Common Stock on the date hereof. The earliest date on which the issuance of such shares contemplated by the immediately preceding sentence occurs shall constitute, with further notice from a Buyer, a "Meeting Requirement Date." The term "Meeting Date" means the date which is seventy-five (75) days after the Meeting Requirement Date. The Company will recommend to the shareholders that such authorization be granted and will seek proxies from shareholders not attending the meeting (if such meeting is required to effectuate such authorization) naming a director or officer of the Company as such shareholder's proxy and directing the proxy to vote, or giving the proxy the authority to vote, in favor of such authorization. Upon determination that the shareholders have voted in favor of such authorization, the Company shall cause its counsel to issue to the Buyer an unqualified opinion (the "Authorization Opinion") that such authorization has been duly adopted by all necessary corporate action of the Company and that the Company will be able to issue, without restriction as to the number of such shares, all shares of Common Stock as may be issuable upon conversion of the Debentures and without any limits imposed by the Cap Regulations (as defined in the Debentures) adopted on or before and in effect on the date of the Authorization Opinion. The Authorization Opinion shall state that the Buyer may rely thereon in connection with the transactions contemplated by this Agreement and the other Transaction Agreements regarding its holdings of the Debentures. If, for any reason, (x) the Authorization Opinion is not issued within five (5) business days after such meeting, (y) the meeting is not held by the Meeting Date or (z) the requisite shareholder approval is not obtained at the meeting, then in lieu of issuing any shares in violation of NASDAQ Rule 4310(c)(25)(H) or any of the other Cap Regulations, the Company shall redeem the outstanding Unconverted Debentures (as defined in the Debentures) as set forth in Section 6 of the Debenture within thirty (30) days after the Meeting Date.


(iii) In furtherance of the provisions of the immediately preceding subparagraph (ii) hereof, the Company (a) commits to using its best efforts to obtain any shareholder authorization contemplated by said subparagraph (ii), and (b) represents to the Buyer that the Company has obtained the binding irrevocable commitment or proxy (each, a "Principal Voter Proxy") of each Principal Voter (as defined below) that such Principal Voter will vote in favor of any shareholder authorization contemplated by said subparagraph (ii). Each Principal Voter Proxy shall be issued in favor of the Buyer or the Buyer's designee and shall state that, among other things, as a result of the Principal Voter's direct or indirect relationship to the Company on the date the Principal Voter Proxy is given, such Principal Voter Proxy is deemed coupled with an interest in favor of the Buyer. A "Principal Voter" is a person who meets any one or more of the following criteria: (A) a person who is a director or principal officer of the Company (each, a "Company Principal") and who, directly or indirectly, holds any shares of Common Stock of the Company;
(B) a spouse of a Company Principal who resides in the household of the Company Principal (a "Principal's Spouse") and who, directly or indirectly, holds any shares of Common Stock of the Company, (C) a parent, sibling or child of a Company Principal who resides in the household of a Company Principal or of a Principal's Spouse (each, a "Principal's Relative") and who, directly or indirectly, holds any shares of Common Stock or (D) any other person or entity, including, without limitation, for profit or non-profit corporations, partnerships and trusts, whose voting rights regarding Common Stock of the Company is subject to the direction, control or other influence of any Company Principal, Principal's Spouse or Principal's Relative. The Company will deliver such Principal Voter Proxies to the Buyer or the Buyer's designee within ten
(10) business days after the Closing Date.

e. Reporting Status. So long as the Buyer beneficially owns any of the Debentures, the Company shall file all reports required to be filed by the Company with the SEC pursuant to Section 13 or 15(d) of the 1934 Act, and the Company shall not voluntarily terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would permit such termination.
 The Company will take all reasonable action under its control to continue the listing and trading of its Common Stock (including, without limitation, all Registrable Securities) on The NASDAQ SmallCap Market and will comply in all material respects with the Company's reporting, filing and other obligations under the by-laws or rules of the National Association of Securities Dealers, Inc. ("NASD") or The NASDAQ SmallCap Market.

f.      Use of Proceeds.    Unless otherwise consented by the
Buyer, the Company shall use the proceeds from the sale of the Debentures (excluding amounts paid by the Company for legal fees, finder's fees and escrow fees in connection with the sale of the Debentures) for internal working capital purposes, and, except as expressly provided herein, shall not, directly or indirectly, use such proceeds for any loan to or investment in any other corporation, partnership, enterprise or other person, including any of its affiliates, or to repay any debt to any of its affiliates.

g. Certain Agreements. The Company covenants and agrees that it will not, without the prior written consent of the Buyer, enter into any subsequent or further offer or sale of Common Stock or securities convertible into Common Stock with any third party on any date which is prior to one hundred twenty (120) days after the Effective Date . The foregoing provision shall not restrict the Company from issuing shares of Common Stock upon the exercise of (x) certain warrants for the purchase of up to approximately 2,372,626 shares outstanding as of the date hereof and
(y) certain options granted or be granted pursuant to the 1997 Stock Option Plan or the 1997 Non-Employee Directors Stock Option Plan.

h. Available Shares. The Company shall have at all times authorized and reserved for issuance, free from preemptive rights, shares of Common Stock sufficient to yield two hundred percent (200%) of the number of shares of Common Stock issuable (i) at conversion as may be required to satisfy the conversion rights of the Buyer pursuant to the terms and conditions of the Debentures and (ii) upon exercise as may be required to satisfy the exercise rights of the Buyer pursuant to the terms and conditions of the Warrants.

i. Warrants. The Company agrees to issue to the Buyer on the Closing Date transferable, divisible warrants (the "Warrants") for the purchase of ten thousand (10,000) shares of Common Stock for every $100,000 principal of Debentures purchased by the Buyer. The Warrants shall bear an exercise price equal to one hundred twenty-five percent (125%) of the Market Price of the Common Stock on the Closing Date (the "Warrant Exercise Price"). The Warrants will expire on the third anniversary of the Closing Date. The Warrants shall be in the form annexed hereto as Annex VI, together with registration rights as provided in the Registration Rights Agreement.


j. Limitation on Conversions. Anything in the other provisions of this Agreement or any of the other Transaction Agreements to the contrary notwithstanding, the following provisions are applicable to conversion effected under the Debentures:

(i) Attached to this Agreement as Annex VIII is a schedule of all of the Buyers who were the original signatories to this Agreement (each, an "Original Holder") and the original principal amount (the "Original Debenture Amount") of the Debenture issued to each such Original Holder as contemplated by this Agreement (each, an "Original Debenture").
 For identification purposes and for the purposes of this Section only, Annex VIII also identifies the "Holder Class" for each Original Debenture.
  Each Original Debenture will include an identification of its relevant Holder Class. Any reissue of an Original Debenture to the Original Holder or to any direct or indirect assignee or transferee of all or part of such Original Debenture shall include an identification of the same Holder Class. The Original Holder of each Holder Class and any other party at any time holding a Debenture of the same Holder Class are referred to collectively as the "Holder Class Members."

(ii) If and for so long as the Cap Regulations are applicable to limit the issuance of shares on conversion of the Debentures (but not thereafter), the number of shares that the Company will issue to all Holder Class Members of a specific Holder Class on conversion of the Debentures of that Holder Class shall not, in the aggregate, exceed the Conversion Limit (as defined below).

(iii) As of the Closing Date, the term "Conversion Limit" means the number of shares equal to (A) 19.99% of the number of outstanding shares of Common Stock of the Company as of the Closing Date, which number is specified on Annex V annexed hereto; provided, however, that such number is subject to adjustment for subsequent stock splits, stock dividends and other similar actions or transactions affecting the capital formation of the Company), multiplied by (B) the relevant Holder Class Allocable Share (as defined below).

(iv) If, for any reason whatsoever, there are no Debentures of a specific Holder Class outstanding (a "Closed Class"), the Company shall promptly give written notice (the "Closed Class Notice") of such fact to the then holders of outstanding Debentures of all other Holder Classes. The Closed Class Notice shall (A) identify the date on which the Holder Class became a Closed Class, and (B) specify both the number of shares issued, in the aggregate to all Holder Class Members of the Closed Class (the "Closed Class Issued Shares") and the most recent Conversion Limit that was applicable to the Closed Class (the "Closed Class Conversion Limit"). The term "Remaining Shares" means the excess, if any, of the Closed Class Conversion Limit over the Closed Class Issued
Shares.


(v) The Conversion Limit in effect on the Closing Date or as subsequently adjusted as provided below shall be adjusted or further adjusted, as the case may be, on the next date on which there is a new Closed Class which results in Remaining Shares (a "Closed Class Date").
 As of the Closed Class Date, the Conversion Limit then in effect will be adjusted for each Holder Class as to which there are still outstanding Debentures to be equal to the sum of (A) the Conversion Limit in effect immediately prior to the Closed Date, plus (B) the Remaining Share Conversion Limit (as defined below). The Conversion Limit, as so adjusted, shall then be deemed to be the Conversion Limit for all Holder Classes as to which Debentures are still outstanding on the relevant Closed Class Date, subject to further adjustment, as provided in this subparagraph (v) in the event there is a subsequent Closed Class Date.

(vi) The "Remaining Share Conversion Limit" means the number of shares equal to (C) the Remaining Shares, multiplied by (D) the relevant Adjusted Holder Class Allocable Share (as defined below).

(vii) The term "Holder Class Allocable Share" means the fraction of which the numerator is the Original Debenture Amount of the relevant Holder Class and the denominator is the aggregate Original Debenture Amount of all Holder Classes.

(viii) The term "Adjusted Holder Class Allocable Share" means, with respect to each Holder Class as to which there are outstanding Debentures on the Closed Class Date, the fraction of which the numerator is the Original Debenture Amount of the relevant Holder Class and the denominator is the aggregate Original Debenture Amount of all Holder Classes as to which there are there are outstanding Debentures on the Closed Class Date.

(ix) Nothing in this Section 4(j) shall be deemed to (A) permit a transfer or assignment of the Debenture unless otherwise permitted by other provisions of this Agreement or the Debenture or (B) limit or otherwise modify the obligations of the Company to take certain actions or to make certain payments to the Buyer or other parties (such as but not necessarily limited to, actions with respect to the meeting contemplated by Section 4(d)(ii) hereof or payments on redemption of the Debentures), or adversely affect the rights of the Buyer or such other parties with respect thereto, as provided elsewhere in this Agreement, the Debentures or any of the other Transaction Agreements.

k. Grant of Security Interest to Buyers. To secure its obligations to the Buyers and to all direct and indirect permitted transferees and assignees of their interests in this Agreement and the other Transaction Agreements, including, but not necessarily limited to, the Debentures (any one or more of the Buyers and such transferees and assignees individually and collectively referred to as the "Secured Party"), the Company (sometimes referred to as the "Debtor") hereby grants, conveys, transfers and assigns to the Secured Party a security interest in and to the Collateral (as defined in Annex VII hereto) to the fullest extent permissible under the Uniform Commercial Code or other governing security interests granted by debtors or obligors to creditors or obligees as in effect in each jurisdiction in which the Debtor's property may be found or deemed situate. Additional terms relating to the grant of this security interest are specified in Annex VII annexed hereto, the terms of which are incorporated herein by reference as if set forth herein in full.


5.      TRANSFER AGENT INSTRUCTIONS.

a. Promptly following the delivery by the Buyer of the Purchase Price for the Debentures in accordance with Section 1(c) hereof, the Company will irrevocably instruct its transfer agent to issue Common Stock from time to time upon conversion of the Debentures in such amounts as specified from time to time by the Company to the transfer agent, bearing the restrictive legend specified in Section 4(b) of this Agreement prior to registration of the Shares under the 1933 Act, registered in the name of the Buyer or its nominee and in such denominations to be specified by the Buyer in connection with each conversion of the Debentures. The Company warrants that no instruction other than such instructions referred to in this Section 5 and stop transfer instructions to give effect to
Section 4(a) hereof prior to registration and sale of the Shares under the 1933 Act will be given by the Company to the transfer agent and that the Shares shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement, the Registration Rights Agreement, and applicable law. Nothing in this Section shall affect in any way the Buyer's obligations and agreement to comply with all applicable securities laws upon resale of the Securities.
 If the Buyer provides the Company with an opinion of counsel reasonably satisfactory to the Company that registration of a resale by the Buyer of any of the Securities in accordance with clause (1)(B) of Section 4(a) of this Agreement is not required under the 1933 Act, the Company shall (except as provided in clause (2) of Section 4(a) of this Agreement) permit the transfer of the Securities and, in the case of the Converted Shares or the Warrant Shares, as the case may be, promptly instruct the Company's transfer agent to issue one or more certificates for Common Stock without legend in such name and in such denominations as specified by the Buyer.

b. Subject to the completeness and accuracy of the Buyer's representations and warranties herein, upon the conversion of any Debentures by a person who is a non-U.S. Person, and following the expiration of any then applicable Restricted Period (as those terms are defined in Regulation S), the Company, shall, at its expense, take all necessary action (including the issuance of an opinion of counsel) to assure that the Company's transfer agent shall issue stock certificates without restrictive legend or stop orders in the name of Buyer (or its nominee (being a non-U.S. Person) or such non-U.S. Persons as may be designated by Buyer) and in such denominations to be specified at conversion representing the number of shares of Common Stock issuable upon such conversion, as applicable. Nothing in this Section 5, however, shall affect in any way Buyer's or such nominee's obligations and agreement to comply with all applicable securities laws upon resale of the Securities.

c. Subject to the provisions of this Agreement, the Company will permit the Buyer to exercise its right to convert the Debentures in the manner contemplated by the Debentures.


d. The Company understands that a delay in the issuance of the Shares of Common Stock beyond the Delivery Date (as defined in the Debentures) could result in economic loss to the Buyer. As compensation to the Buyer for such loss, the Company agrees to pay late payments to the Buyer for late issuance of Shares upon Conversion in accordance with the following schedule (where "No. Business Days Late" is defined as the number of business days beyond the Delivery Date):

                              Late Payment For Each $10,000
                              of Debenture Principal
No. Business Days Late          Amount Being Converted


1                                       $100
2                                       $200
3                                       $300
4                                       $400
5                                       $500
6                                       $600
7                                       $700
8                                       $800
9                                       $900
10                                      $1,000
>10                                     $1,000 +$200 for each Business
                                         Day Late beyond 10 days

The Company shall pay any payments incurred under this Section in immediately available funds upon demand. Nothing herein shall limit the Buyer's right to pursue actual damages for the Company's failure to issue and deliver the Common Stock to the Buyer. Furthermore, in addition to any other remedies which may be available to the Buyer, in the event that the Company fails for any reason to effect delivery of such shares of Common Stock by close of business on the Delivery Date, the Buyer will be entitled to revoke the relevant Notice of Conversion by delivering a notice to such effect to the Company, whereupon the Company and the Buyer shall each be restored to their respective positions immediately prior to delivery of such Notice of Conversion.


e. If, by the relevant Delivery Date, the Company fails for any reason to deliver the Shares to be issued upon conversion of a Debenture and after such Delivery Date, the holder of the Debentures being converted (a "Converting Holder") purchases, in an open market transaction or otherwise, shares of Common Stock (the "Covering Shares") in order to make delivery in satisfaction of a sale of Common Stock by the Converting Holder (the "Sold Shares"), which delivery such Converting Holder anticipated to make using the Shares to be issued upon such conversion (a "Buy-In"), the Company shall pay to the Converting Holder, in addition to all other amounts contemplated in other provisions of the Transaction Agreements, and not in lieu thereof, the Buy-In Adjustment Amount (as defined below). The "Buy-In Adjustment Amount" is the amount equal to the excess, if any, of (x) the Converting Holder's total purchase price (including brokerage commissions, if any) for the Covering Shares over (y) the net proceeds (after brokerage commissions, if any) received by the Converting Holder from the sale of the Sold Shares. The Company shall pay the Buy-In Adjustment Amount to the Company in immediately available funds immediately upon demand by the Converting Holder. By way of illustration and not in limitation of the foregoing, if the Converting Holder purchases shares of Common Stock having a total purchase price (including brokerage commissions) of $11,000 to cover a Buy-In with respect to shares of Common Stock it sold for net proceeds of $10,000, the Buy-In Adjustment Amount which Company will be required to pay to the Converting Holder will be $1,000.

f. In lieu of delivering physical certificates representing the Common Stock issuable upon conversion, provided the Company's transfer agent is participating in the Depository Trust Company ("DTC") Fast Automated Securities Transfer program, upon request of the Buyer and its compliance with the provisions contained in this paragraph, so long as the certificates therefor do not bear a legend and the Buyer thereof is not obligated to return such certificate for the placement of a legend thereon, the Company shall use its best efforts to cause its transfer agent to electronically transmit the Common Stock issuable upon conversion to the Buyer by crediting the account of Buyer's Prime Broker with DTC through its Deposit Withdrawal Agent Commission system.

g. The Company will authorize its transfer agent to give information relating to the Company directly to the Buyer or the Buyer's representatives upon the request of the Buyer or any such representative.
 The Company will provide the Buyer with a copy of the authorization so given to the transfer agent.

6.      DELIVERY INSTRUCTIONS.

The Debentures shall be delivered by the Company to the Escrow
Agent pursuant to Section 1(b) hereof, on a delivery against payment basis, subject to the specific provisions hereof, no later than on the Closing Date.

7.      CLOSING DATE.

a. The Closing Date shall occur on the date which is the first NYSE trading day after the fulfillment or waiver of all closing conditions pursuant to Sections 8 and 9 hereof or such other date and time as is mutually agreed upon by the Company and the Buyer.

b. The closing of the purchase and issuance of Debentures shall occur on the Closing Date at the offices of the Escrow Agent and shall take place no later than 12:00 Noon, New York time, on such day or such other time as is mutually agreed upon by the Company and the Buyer.

c. Notwithstanding anything to the contrary contained herein, the Escrow Agent will be authorized to release the Escrow Property only upon satisfaction of the conditions set forth in Sections 8 and 9 hereof.

8.      CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.


The Buyer understands that the Company's obligation to sell the Debentures to the Buyer pursuant to this Agreement on the Closing Date is conditioned upon:

a. The execution and delivery of this Agreement by the Buyer;

b. Except as contemplated by Section 1 hereof, delivery by the Buyer to the Escrow Agent of good funds as payment in full of an amount equal to the Purchase Price for the Debentures in accordance with this Agreement;

c. The accuracy on such Closing Date of the representations and warranties of the Buyer contained in this Agreement, each as if made on such date, and the performance by the Buyer on or before such date of all covenants and agreements of the Buyer required to be performed on or before such date; and

d. There shall not be in effect any law, rule or regulation prohibiting or restricting the transactions contemplated hereby, or requiring any consent or approval which shall not have been obtained.

9.      CONDITIONS TO THE BUYER'S OBLIGATION TO PURCHASE.

The Company understands that the Buyer's obligation to purchase the Debentures on the Closing Date is conditioned upon:

a. The execution and delivery of this Agreement and the Registration Rights Agreement by the Company;

b. Delivery by the Company to the Escrow Agent of the Debentures and Warrants in accordance with this Agreement;

c.      The accuracy in all material respects on such Closing
Date of the representations and warranties of the Company contained in this Agreement, each as if made on such date, and the performance by the Company on or before such date of all covenants and agreements of the Company required to be performed on or before such date;

d. On such Closing Date, the Registration Rights Agreement shall be in full force and effect and the Company shall not be in default thereunder;

e. On such Closing Date, the Buyer shall have received an opinion of counsel for the Company, dated such Closing Date, in form, scope and substance reasonably satisfactory to the Buyer, substantially to the effect set forth in Annex III attached hereto;

f. There shall not be in effect any law, rule or regulation prohibiting or restricting the transactions contemplated hereby, or requiring any consent or approval which shall not have been obtained; and


g. From and after the date hereof to and including the Closing Date, the trading of the Common Stock shall not have been suspended by the SEC or the NASD and trading in securities generally on the New York Stock Exchange or The NASDAQ/SmallCap Market shall not have been suspended or limited, nor shall there be any outbreak or escalation of hostilities involving the United States or any material adverse change in any financial market that in either case in the reasonable judgment of the Buyer makes it impracticable or inadvisable to purchase the Debentures.


10.     GOVERNING LAW:  MISCELLANEOUS.

a. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Delaware for contracts to be wholly performed in such state and without giving effect to the principles thereof regarding the conflict of laws. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the City of New York or the state courts of the State of New York sitting in the City of New York in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions. To the extent determined by such court, the Company shall reimburse the Buyer for any reasonable legal fees and disbursements incurred by the Buyer in enforcement of or protection of any of its rights under any of the Transaction Agreements.

b. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

c. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

d. All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

e. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto.

f. This Agreement may be signed in one or more counterparts, each of which shall be deemed an original.

g. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.


h. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

 i. This Agreement may be amended only by an instrument in writing signed by the party to be charged with enforcement thereof.

j. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

11. NOTICES. Any notice required or permitted hereunder shall be given in writing (unless otherwise specified herein) and shall be deemed effectively given on the earliest of

(a) the date delivered, if delivered by personal delivery as against written receipt therefor or by confirmed facsimile transmission,

(b) the seventh business day after deposit, postage prepaid, in the United States Postal Service by registered or certified mail, or

(c) the third business day after mailing by international express courier, with delivery costs and fees prepaid,

in each case, addressed to each of the other parties thereunto entitled at the following addresses (or at such other addresses as such party may designate by ten (10) days' advance written notice similarly given to each of the other parties hereto):

COMPANY:        AMERICAN CHAMPION ENTERTAINMENT, INC.
1694 The Alameda, Suite 100
San Jose, CA 95126-2219
Attn: Anthony K. Chan, President
Telephone No.: (408) 288-8199
Telecopier No.: (408) 288-8098

with a copy to:

Sichenzia Ross & Friedman
135 West 50th Street, 20th Floor
New York, NY 10020
Attn: Gregory Sichenzia, Esq.
Telephone No.: (212) 664-1200
Telecopier No.: (212) 664-7329

BUYER:          At the address set forth on the signature page of this
Agreement.


with a copy to:

Krieger & Prager, Esqs.
319 Fifth Avenue
New York, New York 10016
Telephone No.: (212) 689-3322
Telecopier No.  (212) 213-2077

ESCROW AGENT:   Krieger & Prager, Esqs.
319 Fifth Avenue
New York, New York 10016
Telecopier No.  (212) 213-2077
Telephone No.: (212) 689-3322

12.     SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The
Company's and the Buyer's representations and warranties herein shall survive the execution and delivery of this Agreement and the delivery of the Debentures and payment of the Purchase Price, and shall inure to the benefit of the Buyer and the Company and their respective successors and assigns.

[BALANCE OF PAGE INTENTIONALLY LEFT BLANK.]

IN WITNESS WHEREOF, this Agreement has been duly executed by the Buyer or one of its officers thereunto duly authorized as of the date set forth below.

AMOUNT AND PURCHASE PRICE OF DEBENTURES:                $


                      SIGNATURES FOR ENTITIES

IN WITNESS WHEREOF, the undersigned represents that the foregoing statements are true and correct and that it has caused this Securities Purchase Agreement to be duly executed on its behalf this ________ day of ___________________, 1999.


________________________________      ____________________________________

Address                                 Printed Name of Subscriber
________________________________
                                      By:_________________________________
________________________________        (Signature of Authorized Person)

Telecopier No.___________________       __________________________________
                                                Printed Name and Title
_________________________________
Jurisdiction of Incorporation
or Organization

As of the date set forth below, the undersigned hereby accepts this Agreement and represents that the foregoing statements are true and correct and that it has caused this Securities Purchase Agreement to be duly executed on its behalf.

AMERICAN CHAMPION ENTERTAINMENT, INC.

By:  ____________________________
          Anthony K. Chan

Title:    President & CEO
Date:  _______________________

                         (Form of Debenture)

NEITHER THESE SECURITIES NOR THE SECURITIES ISSUABLE UPON CONVERSION HEREOF HAVE BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE OR UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES ARE RESTRICTED AND MAY NOT BE OFFERED, RESOLD, PLEDGED OR TRANSFERRED EXCEPT AS PERMITTED UNDER THE ACT PURSUANT TO REGISTRATION OR EXEMPTION OR SAFE HARBOR THEREFROM.

NNo.                                                US $
Holder Class:

AMERICAN CHAMPION ENTERTAINMENT, INC.

7% CONVERTIBLE DEBENTURE DUE JUNE 17, 2002

THIS DEBENTURE is one of a duly authorized issue of up to $1,750,000 in Debentures of AMERICAN CHAMPION ENTERTAINMENT, INC., a corporation organized and existing under the laws of the State of Delaware (the "Company") designated as its 7% Convertible Debentures. Such Debentures may be issued in series, each of which may have a different maturity date, but which otherwise have substantially similar terms.

FOR VALUE RECEIVED, the Company promises to pay to __________________________ the registered holder hereof (the "Holder"), the principal sum of ___________
and 00/100  Dollars (US $              ) on June 17, 2002 (the "Maturity Date")
and to pay interest on the principal sum outstanding from time to time in arrears (i) semi- annually, on the last day of June and December of each year prior to the Maturity Date, (ii) upon conversion as provided herein or (iii) on the Maturity Date, at the rate of 7% per annum accruing from the date of initial issuance of this Debenture. Accrual of interest shall commence on the first such business day to occur after the date hereof and shall continue to accrue on a daily basis until payment in full of the principal sum has been made or duly provided for. Subject to the provisions of Section 4 below (the terms of which shall govern as if this sentence were not included in this Debenture), prior to the Maturity Date, interest on this Debenture is payable, at the option of the Company, in shares of Common Stock of the Company, $.0001 par value ("Common Stock") at the Conversion Rate (as defined below) in effect on the date of payment, or in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, at the address last appearing on the Debenture Register of the Company as designated in writing by the Holder from time to time.

This Debenture is subject to the following additional provisions:

1. The Debentures are issuable in denominations of Ten Thousand Dollars (US$10,000) and integral multiples thereof. The Debentures are exchangeable for an equal aggregate principal amount of Debentures of different authorized denominations, as requested by the Holder surrendering the same. No service charge will be made for such registration or transfer or exchange.


2. The Company shall be entitled to withhold from all payments of principal of, and interest on, this Debenture any amounts required to be withheld under the applicable provisions of the United States income tax laws or other applicable laws at the time of such payments, and Holder shall execute and deliver all required documentation in connection therewith.

3. This Debenture has been issued subject to investment representations of the original purchaser hereof and may be transferred or exchanged only in compliance with the Securities Act of 1933, as amended (the "Act"), and other applicable state and foreign securities laws and the terms of the Securities Purchase Agreement (defined below). In the event of any proposed transfer of this Debenture, the Company may require, prior to issuance of a new Debenture in the name of such other person, that it receive reasonable transfer documentation including legal opinions that the issuance of the Debenture in such other name does not and will not cause a violation of the Act or any applicable state or foreign securities laws. Prior to due presentment for transfer of this Debenture, the Company and any agent of the Company may treat the person in whose name this Debenture is duly registered on the Company's Debenture Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Debenture be overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

4.      A.      The Holder of this Debenture is entitled, at its option,
subject to the following provisions of this Section 4, to convert this Debenture at any time into shares of Common Stock of the Company at a conversion price for each share of Common Stock ("Conversion Rate") equal to the lower of (i) seventy-seven and one-half percent (77.5%) of the Market Price (as defined below) on the Conversion Date (as defined below) or (ii) one hundred seventeen and one-half percent of the Market Price on the Closing Date (as defined in the Securities Purchase Agreement).


B. Conversion shall be effectuated by faxing a Notice of Conversion (as defined below) to the Company and the Company's transfer agent, Continental Stock Transfer & Trust Company, 2 Broadway, New York, NY 10004, telephone (212) 509-4000, facsimile (212) 509-5150, executed by the Holder of this Debenture evidencing such Holder's intention to convert this Debenture or a specified portion hereof in the form annexed hereto as Exhibit A. Interest accrued or accruing from the date of issuance to the date of conversion or to the date contemplated by clause (i) of the second paragraph of this Debenture shall, at the option of the Holder, be paid in cash or Common Stock at the Conversion Rate then applicable as of the Conversion Date or the periodic interest payment date, as the case may be.
 No fractional shares of Common Stock or scrip representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded to the nearest whole share. The date on which notice of conversion is given (the "Conversion Date") shall be deemed to be the date on which the Holder faxes or otherwise delivers the conversion notice ("Notice of Conversion") to the Company so that it is received by the Company on or before such specified date, provided that, if such conversion would convert the entire remaining principal of this Debenture, the Holder shall deliver to the Company the original Debentures being converted no later than five (5) business days thereafter. Facsimile delivery of the Notice of Conversion shall be accepted by the Company at facsimile number (408) 288-8098; Attn: Anthony K. Chan, President. Certificates representing Common Stock upon conversion will be delivered to the Holder at the address specified in the Notice of Conversion (which may be the Buyer's address for notices as contemplated by Section 11 of the Securities Purchase Agreement or a different address), via express courier, by electronic transfer or otherwise, within five (5) business days if the address for delivery is in the United States and within seven
(7) business days if the address for delivery is outside the United States (such fifth business day or seventh business day, as the case may be, the "Delivery Date") after (i) the date on which the Notice of Conversion is delivered to the Company as contemplated in this paragraph B or (ii) the date an interest payment on this Debenture, which the Company has elected to pay by the issuance of Common Stock, as contemplated herein, was due.

C. For purposes of this Debenture, the term "Market Price" means (x) the average closing bid price of the Common Stock as reported by Bloomberg, LP or the average closing bid price on the over-the-counter market, (i) if a period of time of more than one day is specified in the relevant provision of this Debenture, for such period, and (ii) if no period of time is specified in the relevant provision of this Debenture, then for the five (5) trading days ending on the trading day immediately preceding the relevant date, or (y) if the Common Stock is listed on a stock exchange, the lowest trade price on such exchange on the date indicated in the relevant provision hereof, as reported in The Wall Street Journal.

D. Any principal amount of this Debenture not previously converted or redeemed as of the Maturity Date, shall be deemed to be automatically converted, without further action of any kind (including, but not necessarily limited to, the giving of a Notice of Conversion) by the Holder, as of the Maturity Date at the Conversion Rate applicable on the Maturity Date ("Mandatory Conversion").


E. Notwithstanding any other provision hereof, of the Warrants or of any of the other Transaction Agreements (as those terms are defined in the Securities Purchase Agreement), in no event (except (i) with respect to an automatic conversion, if any, of a Debenture as provided in the Debentures, (ii) as specifically provided in this Debenture as an exception to this provision, or (iii) while there is outstanding a tender offer for any or all of the shares of the Company's Common Stock) shall the Holder be entitled to convert any Debenture, or shall the Company have the obligation to convert all or any portion of this Debenture (and the Company shall not have the right to pay interest on this Debenture), to the extent that, after such conversion, the sum of
(1) the number of shares of Common Stock beneficially owned by the Holder and its affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unconverted portion of the Debentures or unexercised portion of the Warrants), and (2) the number of shares of Common Stock issuable upon the conversion of the Debentures with respect to which the determination of this proviso is being made, would result in beneficial ownership by the Holder and its affiliates of more than 9.99% of the outstanding shares of Common Stock (after taking into account the shares to be issued to the Holder upon such conversion). For purposes of the proviso to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), except as otherwise provided in clause (1) of such sentence. The Holder, by its acceptance of this Debenture, further agrees that if the Holder transfers or assigns any of the Debentures to a party who or which would not be considered such an affiliate, such assignment shall be made subject to the transferee's or assignee's specific agreement to be bound by the provisions of this Section 4(E) as if such transferee or assignee were the original Holder hereof. Nothing herein shall preclude the Holder from disposing of a sufficient number of other shares of Common Stock beneficially owned by the Holder so as to thereafter permit the continued conversion of this Debenture.

5.      A.      Notwithstanding any other provision hereof to the
contrary, after the Closing Date, if the Market Price of the Common Stock is below the Trading Price (as defined below) for a period of twenty (20) consecutive trading days, then, for as long as the Market Price of the Common Stock remains below the Trading Price, the Company shall have the right to redeem all or any portion of this Debenture in cash for an amount (the "Redemption Amount") equal to (a) one hundred twenty two and one-half percent (122.5%) of such outstanding principal plus (b) all accrued but unpaid interest thereon through the date the Redemption Amount is paid to the Holder (the "Redemption Payment Date"). The term "Trading Price" means a Market Price of the Common Stock of less than $1 (which amount is subject to equitable adjustment as contemplated by Sections 9 through 11, inclusive, hereof).

B.      The Company shall give written notice of such redemption
to the Holder (the "Notice of Redemption"). Anything in the preceding provisions of this Section 5 to the contrary notwithstanding, the Redemption Amount shall, unless otherwise agreed to in writing by the Holder after receiving the Notice of Redemption, be paid to the Holder in good funds within three (3) business days from the date of the Notice of
 Redemption.   After receiving a Notice of Redemption, the Holder shall no longer have the right to issue a Notice of Conversion without the consent of the Issuer. If prior to receiving a Notice of Redemption, the Holder had issued a Notice of Conversion, the Holder will have the right to cancel such Notice of Conversion by written notice to the Company. If such previously given Notice of Conversion is not so canceled, the Company shall honor such Notice of Conversion and the Notice of Redemption shall not apply to the principal portion of the Debenture thereby being converted.

C. In the event payment of the Redemption Amount is not timely made, any rights of the Company to redeem outstanding Debentures shall terminate, and the Notice of Redemption shall be null and void.

D. Any redemption contemplated by this Debenture shall be made only in cash by the payment of immediately available good funds to the Holder.


6. The Holder recognizes that the Company may be limited in the number of shares of Common Stock it may issue (a) by virtue of (i) the number of authorized shares, or (ii) the applicable rules and regulations of the principal securities market on which the Common Stock is listed or traded, including, but not necessarily limited to, NASDAQ Rule 4310(c)(25)(H) (collectively, the "Cap Regulations") or (b) the provisions of Section 4(j) of the Securities Purchase Agreement (collectively, with the Cap Regulations, the "Issuance Limitations"). Without limiting the other provisions hereof, (w) the Company will take all steps reasonably necessary to be in a position to issue shares of Common Stock on conversion of the Debentures without violating the Cap Regulations and (x) if, despite taking such steps, the Company still can not issue such shares of Common Stock without violating the Issuance Regulations, the Holder of this Debenture (to the extent the same can not be converted in compliance with the Issuance Regulations (an "Unconverted Debenture"), shall have the right to require the Company to redeem each Unconverted Debenture for an amount (the "Cap Redemption Amount"), payable in cash, equal to (y) one hundred thirty percent (130%) of the principal of the Unconverted Debenture, plus (z) all accrued but unpaid interest on the Debenture through the date of redemption (the "Cap Redemption Date") specified in the notice from the Holder electing this remedy.

7.      Subject to the terms of the Securities Purchase Agreement,
dated June    17    , 1999 (the "Securities Purchase Agreement"), between
the Company and the Holder (or the Holder's predecessor in interest), no provision of this Debenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and interest on, this Debenture at the time, place, and rate, and in the coin or currency, herein prescribed. This Debenture and all other Debentures now or hereafter issued of similar terms are direct obligations of the Company.

8.      A.      The obligations of the Company under this Debenture are
secured under the terms of the Securities Purchase Agreement.

B. No recourse shall be had for the payment of the principal of, or the interest on, this Debenture, or for any claim based hereon, or otherwise in respect hereof, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

9. The Company agrees that for as long as this Debenture remains outstanding, the Company will not, without the consent of the Holder, enter into a merger (other than where the Company is the surviving entity) or consolidation with another corporation or other entity or a sale or transfer of all or substantially all of the assets of the Company to
another person (collectively, a "Sale").   If, with such consent,  the
Company enters into a Sale and the holders of the Common Stock are entitled to receive stock, securities or property in respect of or in exchange for Common Stock, then as a condition of such Sale, the Company and any such successor, purchaser or transferee will agree that the Debenture may thereafter be converted on the terms and subject to the conditions set forth above into the kind and amount of stock, securities or property receivable upon such merger, consolidation, sale or transfer by a holder of the number of shares of Common Stock into which this Debenture might have been converted immediately before such merger, consolidation, sale or transfer, subject to adjustments which shall be as nearly equivalent as may be practicable. In the event of any such proposed Sale, (i) the Holder hereof shall have the right to convert by delivering a Notice of Conversion to the Company within fifteen (15) days of receipt of notice of such Sale from the Company, but (ii) in the event the Holder hereof shall elect not to convert, the Company may prepay all outstanding principal and accrued interest on this Debenture by paying the Redemption Amount contemplated by Section 5 hereof, less all amounts required by law to be deducted, upon which tender of payment following such notice (which payment shall be made in the manner contemplated by Section 5 hereof), the right of conversion shall terminate.


10. The Company agrees that for as long as this Debenture remains outstanding, the Company will not, without the consent of the Holder, spin off or otherwise divest itself of a part of its business or operations or dispose all or of a part of its assets in a transaction (the "Spin Off") in which the Company does not receive compensation for such business, operations or assets, but causes securities of another entity (the "Spin Off Securities") to be issued to security holders of the Company. If, for any reason, prior to the Conversion Date or the Redemption Payment Date, the Company, with the consent of the Holder, consummates a Spin Off, then the Company shall cause (i) to be reserved Spin Off Securities equal to the number thereof which would have been issued to the Holder had all of the Holder's Debentures outstanding on the record date (the "Record Date") for determining the amount and number of Spin Off Securities to be issued to security holders of the Company (the "Outstanding Debentures") been converted as of the close of business on the trading day immediately before the Record Date (the "Reserved Spin Off Shares"), and (ii) to be issued to the Holder on the conversion of all or any of the Outstanding Debentures, such amount of the Reserved Spin Off Shares equal to (x) the Reserved Spin Off Shares multiplied by (y) a fraction, of which (I) the numerator is the principal amount of the Outstanding Debentures then being converted, and (II) the denominator is the principal amount of the Outstanding Debentures.

11. If, at any time while any portion of this Debenture remains outstanding, the Company effectuates a stock split or reverse stock split of its Common Stock or issues a dividend on its Common Stock consisting of shares of Common Stock, the Market Price as of the Closing Date shall be equitably adjusted to reflect such action. By way of illustration, and not in limitation, of the foregoing (i) if the Company effectuates a 2:1 split of its Common Stock, thereafter, with respect to any conversion for which the Company issues the shares after the record date of such split, the Market Price as of the Closing Date shall be deemed to be one-half of what it had been calculated to be immediately prior to such split; (ii) if the Company effectuates a 1:10 reverse split of its Common Stock, thereafter, with respect to any conversion for which the Company issues the shares after the record date of such reverse split, the Market Price as of the Closing Date shall be deemed to be ten times what it had been calculated to be immediately prior to such split; and (iii) if the Company declares a stock dividend of one share of Common Stock for every 10 shares outstanding, thereafter, with respect to any conversion for which the Company issues the shares after the record date of such dividend, the Market Price as of the Closing Date shall be deemed to be the amount of such Market Price calculated immediately prior to such record date multiplied by a fraction, of which the numerator is the number of shares
(10) for which a dividend share will be issued and the denominator is such number of shares plus the dividend share(s) issuable or issued thereon
(11).

12. The Holder of the Debenture, by acceptance hereof, agrees that this Debenture is being acquired for investment and that such Holder will not offer, sell or otherwise dispose of this Debenture or the Shares of Common Stock issuable upon conversion thereof except under circumstances which will not result in a violation of the Act or any applicable state Blue Sky or foreign laws or similar laws relating to the sale of securities.


13. This Debenture shall be governed by and construed in accordance with the laws of the State of Delaware. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the City of Wilmington or the state courts of the State of Delaware sitting in the City of Wilmington in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non coveniens, to the bringing of any such proceeding in such jurisdictions. To the extent determined by such court, the Company shall reimburse the Holder for any reasonable legal fees and disbursements incurred by the Holder in enforcement of or protection of any of its rights under any of this Debenture.

14.     The following shall constitute an "Event of Default":

a. The Company shall default in the payment of principal or interest on this Debenture and same shall continue for a period of five (5) business days; or

b. Any of the representations or warranties made by the Company herein, in the Securities Purchase Agreement, the Registration Rights Agreement (as defined in the Securities Purchase Agreement) or in any certificate or financial or other written statements heretofore or hereafter furnished by the Company in connection with the execution and delivery of this Debenture or the Securities Purchase Agreement shall be false or misleading in any material respect at the time made; or

c:      Subject to the terms of the Securities Purchase
Agreement, the Company fails to authorize or to cause its Transfer Agent to issue shares of Common Stock upon exercise by the Holder of the conversion rights of the Holder in accordance with the terms of this Debenture, fails to transfer or to cause its Transfer Agent to transfer any certificate for shares of Common Stock issued to the Holder upon conversion of this Debenture and when required by this Debenture or the Registration
Rights Agreement, and such transfer is otherwise lawful, or fails to remove any restrictive legend on any certificate or fails to cause its Transfer Agent to remove such restricted legend, in each case where such removal is lawful, as and when required by this Debenture, the Agreement or the Registration Rights
Agreement, and any such failure shall continue uncured for five (5) business days; or

d. The Company shall fail to perform or observe, in any material respect, any other covenant, term, provision, condition, agreement or obligation of any Debenture in this series and such failure shall continue uncured for a period of thirty (30) days after written notice from the Holder of such failure; or


e. The Company shall fail to perform or observe, in any material respect, any covenant, term, provision, condition, agreement or obligation of the Company under the Securities Purchase Agreement or the Registration
Rights Agreement and such failure shall continue uncured for a period of thirty (30) days after written notice from the Holder of such failure (other than a failure to cause the Registration Statement to become effective no later than the Required Effective Date, as defined and provided in the Registration Rights
Agreement, as to which no such cure period shall apply);
or

f. The Company shall (1) admit in writing its inability to pay its debts generally as they mature; (2) make an assignment for the benefit of creditors or commence proceedings for its dissolution; or (3) apply for or consent to the appointment of a trustee, liquidator or receiver for its or for a substantial part of its property or business; or

g. A trustee, liquidator or receiver shall be appointed for the Company or for a substantial part of its property or business without its consent and shall not be discharged within sixty (60) days after such appointment; or

h. Any governmental agency or any court of competent jurisdiction at the instance of any governmental agency shall assume custody or control of the whole or any substantial portion of the properties or assets of the Company and shall not be dismissed within sixty (60) days thereafter; or

i. Any money judgment, writ or warrant of attachment, or similar process in excess of Two Hundred Thousand
($200,000) Dollars in the aggregate shall be entered or filed against the Company or any of its properties or other assets and shall remain unpaid, unvacated, unbonded or unstayed for a period of sixty (60) days or in any event later than five (5) days prior to the date of any proposed sale thereunder; or

j. Bankruptcy, reorganization, insolvency or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Company and, if instituted against the Company, shall not be dismissed within sixty (60) days after such institution or the Company shall by any action or answer approve of, consent to, or acquiesce in any such proceedings or admit the material allegations of, or default in answering a petition filed in any such proceeding; or

k. The Company shall have its Common Stock suspended or delisted from an exchange or over-the-counter market from trading for in excess of ten (10) trading days.


Then, or at any time thereafter, and in each and every such case, unless such Event of Default shall have been waived in writing by the Holder (which waiver shall not be deemed to be a waiver of any subsequent default) at the option of the Holder and in the Holder's sole discretion, the Holder may consider this Debenture immediately due and payable, without presentment, demand, protest or notice of any kinds, all of which are hereby expressly waived, anything herein or in any note or other instruments contained to the contrary notwithstanding, and the Holder may immediately enforce any and all of the Holder's rights and remedies provided herein or any other rights or remedies afforded by law.

15. Nothing contained in this Debenture shall be construed as conferring upon the Holder the right to vote or to receive dividends or to consent or receive notice as a shareholder in respect of any meeting of shareholders or any rights whatsoever as a shareholder of the Company, unless and to the extent converted in accordance with the terms hereof.

16. In the event for any reason, any payment by or act of the Company or the Holder shall result in payment of interest which would exceed the limit authorized by or be in violation of the law of the jurisdiction applicable to this Debenture, then ipso facto the obligation of the Company to pay interest or perform such act or requirement shall be reduced to the limit authorized under such law, so that in no event shall the Company be obligated to pay any such interest, perform any such act or be bound by any requirement which would result in the payment of interest in excess of the limit so authorized. In the event any payment by or act of the Company shall result in the extraction of a rate of interest in excess of a sum which is lawfully collectible as interest, then such amount (to the extent of such excess not returned to the Company) shall, without further agreement or notice between or by the Company or the Holder, be deemed applied to the payment of principal, if any, hereunder immediately upon receipt of such excess funds by the Holder, with the same force and effect as though the Company had specifically designated such sums to be so applied to principal and the Holder had agreed to accept such sums as an interest-free prepayment of this Debenture. If any part of such excess remains after the principal has been paid in full, whether by the provisions of the preceding sentences of this Section 16 or otherwise, such excess shall be deemed to be an interest-free loan from the Company to the Holder, which loan shall be payable immediately upon demand by the Company. The provisions of this Section 16 shall control every other provision of this Debenture.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer thereunto duly authorized.

Dated:              , 1999

                                  AMERICAN CHAMPION ENTERTAINMENT, INC.

                                  By:__________________________________
                                             Anthony K. Chan

                                     (Print Name)

                                            President & CEO
                                     (Title)


June Debentures Investors /                     September Debentures Investors/
Investment Amounts                                      Investment Amounts


Olympia Partners, LLC                           The Endeavour Capital Fund S.A.
$450,000                                                $250,000

LCBS, Inc.                                              Amro International S.A.
$250,000                                                $250,000

The Endeavour Capital Fund S.A.                 Esquire Trade and Finance
$400,000                                                $250,000

Amro International S.A.                         Austinvest Anstalt Balzers
$250,000                                                $250,000

David Avidon
$50,000

Steven A. Chananya
$65,000

Justyn Feldman
$25,000

David Mugrabi
$25,000

David Reimer
$25,000

Peter T. Roselle
$50,000

Eva Rosen
$80,000

Scott Rosen
$80,000





REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT, dated as of
    , 1999 (this "Agreement"), is made by and between AMERICAN CHAMPION ENTERTAINMENT, INC., a Delaware corporation (the "Company"), and each entity named on a signature page hereto (each, an "Initial Investor") (each agreement with an Initial Investor being deemed a separate and independent agreement between the Company and such Initial Investor, except that each Initial Investor acknowledges and consents to the rights granted to each other Initial Investor under such agreement).

        W I T N E S S E T H:

WHEREAS, upon the terms and subject to the conditions of the
Securities Purchase Agreement, dated as of June          , 1999, between the
Initial Investor and the Company (the "Securities Purchase Agreement";
terms not otherwise defined herein shall have the meanings ascribed to them in the Securities Purchase Agreement), the Company has agreed to issue and sell to the Initial Investor one or more 7% Convertible
Debentures of the Company, in an aggregate principal amount not exceeding $1,750,000 (the "Debentures"), together with the Warrants issued to the Initial Investors; and

WHEREAS, the Debentures are convertible into shares of Common
Stock (the "Conversion Shares") upon the terms and subject to the conditions contained in the Debentures and the Warrants may be exercised for the purchase of shares of Common Stock (the "Warrant Shares") upon the terms and conditions of the Warrants; and

WHEREAS, to induce the Initial Investor to execute and deliver the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "Securities Act"), with respect to the Conversion Shares and the Warrant Shares;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Initial Investor hereby agree as follows:

1.      Definitions; Application.

As used in this Agreement, the following terms shall have the following meanings:


(a) "Investor" means the Initial Investor and any permitted transferee or assignee who agrees to become bound by the provisions of this Agreement in accordance with Section 9 hereof.

(b)     "Potential Material Event" means any of the following:
(i) the possession by the Company of material information not ripe for disclosure in a registration statement, which shall be evidenced by determinations in good faith by the Board of Directors of the Company that disclosure of such information in the registration statement would be detrimental to the business and affairs of the Company; or (ii) any material engagement or activity by the Company which would, in the good faith determination of the Board of Directors of the Company, be adversely affected by disclosure in a registration statement at such time, which determination shall be accompanied by a good faith determination by the Board of Directors of the Company that the registration statement would be materially misleading absent the inclusion of such information.

(c) "Register," "Registered," and "Registration" refer to a registration effected by preparing and filing a Registration Statement or Statements in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous basis ("Rule 415"), and the declaration or ordering of effectiveness of such Registration Statement by the United States Securities and Exchange Commission (the "SEC").

(d) "Registrable Securities" means the Conversion Shares and the Warrant Shares and any shares which might be issued to the Investor in lieu of interest through the maturity date of the Debentures.

(e) "Registration Statement" means a registration statement of the Company under the Securities Act covering the Registrable
Securities..

2.      Registration.

(a)     Mandatory Registration.


(i) The Company shall prepare and file with the SEC, no later than thirty (30) days after the Closing Date (the "Required Filing Date") either a Registration Statement on Form S-3 or an amendment to an existing Registration Statement, in either event registering for resale by the Investor a sufficient number of shares of Common Stock for the Initial Investors to sell the Registrable Securities (or such lesser number as may be required by the SEC, but in no event less than the aggregate number of shares equal to (x) two hundred percent (200%) of (I) the aggregate number of shares into which the Debentures would be convertible at the time of filing of such Registration Statement (assuming for such purposes that all Debentures had been eligible to be converted, and had been converted, into Conversion Shares in accordance with their terms, whether or not such eligibility or conversion had in fact occurred as of such date) and (II) the aggregate number of shares which the Company might issue in lieu of interest on the Debentures through the maturity date of the Debentures (assuming for such purposes that all interest accrued on the full principal amount of the Debentures through such maturity date and had then been converted into shares of Common Stock in accordance with the terms of the Debentures, whether or not such accrual or conversion had in fact occurred as of such date) and (y) which would be issued upon exercise of all of the Warrants at the time of filing of the amendment to Form S-3 (assuming for such purposes that all Warrants had been eligible to be exercised for the maximum number of shares contemplated thereby and had been exercised in accordance with their terms, whether or not such eligibility or exercise had in fact occurred as of such date). The Registration Statement (i) shall include only the Registrable Securities and the shares referred to in Exhibit 1 annexed hereto and (ii) shall also state that, in accordance with Rules 416 and 457 under the Securities Act, it also covers such indeterminate number of additional shares of Common Stock as may become issuable upon conversion of the Debentures and the exercise of the Warrants to prevent dilution resulting from stock splits, or stock dividends. The Company will use its reasonable best efforts to cause such Registration Statement to be declared effective on a date (a "Required Effective Date") which is no later than the earlier of (x) five
(5) days after notice by the SEC that it may be declared effective or (y) ninety (90) days after the Closing Date.

(ii)    If at any time (an "Increased Registered Shares
Date"), the number of shares of Common Stock into which the Debentures may be converted and which would be issued upon exercise of the Warrants exceeds the aggregate number of shares of Common Stock then registered, the Company shall either (x) amend the Registration Statement filed by the Company pursuant to the preceding provisions of this Section 2, if such Registration Statement has not been declared effective by the SEC at that time, to register two hundred percent (200%) of all shares of Common Stock into which the Debentures may currently or in the future be converted and which would be issued currently or in the future upon exercise of the Warrants, or (y) if such Registration Statement has been declared effective by the SEC at that time, file with the SEC an additional Registration Statement on Form S-3 (an "Additional Registration Statement") or other available form to register two hundred percent (200%) of the shares of Common Stock into which the Debentures may currently or in the future be converted and which would be issued currently or in the future upon exercise of the Warrants that exceed the aggregate number of shares of Common Stock already registered. The Company will use its reasonable best efforts to cause such Registration Statement to be declared effective on a date (a "Required Effective Date") which is no later than (q) with respect to a Registration Statement under clause (x) of this subparagraph (ii), the Required Effective Date contemplated by the immediately preceding subparagraph (i) and (r) with respect to an Additional Registration Statement, the earlier of (I) five (5) days after notice by the SEC that it may be declared effective or (II) forty-five
(45) days after the Increased Registered Shares Date.

(b)     Payments by the Company.

(i)     If the Registration Statement covering the
Registrable Securities is not filed in proper form with the SEC no later than the Required Filing Date, the Company will make payment to the Initial Investor in such amounts and at such times as shall be determined pursuant to this Section 2(b).


(ii)    If the Registration Statement covering the
Registrable Securities is not effective by the relevant Required Effective Date or if the Investor is restricted from making sales of Registrable Securities covered by a previously effective Registration Statement at any time after the Effective Date other than (x) during a Suspension Period (as defined below) or (y) due to "blue sky" requirements, except that this clause (y) shall not apply if the Initial Investor gives the Company written notice requesting the Company to make appropriate "blue sky" filings to qualify or register the offering or to confirm the availability of an exemption from qualification or registration in one or more specific jurisdictions (the date such restriction commences, a "Restricted Sale Date"), then the Company will make payments to the Initial Investor in such amounts and at such times as shall be determined pursuant to this
Section 2(b).

(iii) The amount (the "Periodic Amount") to be paid by the Company to the Initial Investor shall be determined as of each Computation Date (as defined below) and such amount shall be equal to (A) the Periodic Amount Percentage (as defined below)of the purchase price paid by the Initial Investor (the "Purchase Price") for all Debentures purchased pursuant to the Securities Purchase Agreement for the period from the date following the Required Filing Date or the Required Effective Date, as the case may be, to the first relevant Computation Date, and (B) the Periodic Amount Percentage of the Purchase Price to each Computation Date thereafter. The "Periodic Amount Percentage" means, (x) with respect to payments due as contemplated by Section 2(b)(i) hereof, two percent (2.0%), pro rated daily, and (y) with respect to payments due as contemplated by Section 2(b)(ii) hereof, two percent (2.0%), pro rated daily. After the Effective Date, the Purchase Price shall be deemed to refer to the sum of (q) the principal amount of all Debentures not yet converted and (r) the Held Shares Value (as defined below). The "Held Shares Value" means, for shares acquired by the Investor upon a conversion within the thirty (30) days preceding the Restricted Sale Date, but not yet sold by the Investor, the principal amount of the Debentures converted into such Conversion Shares; provided, however, that if the Investor effected more than one conversion during such thirty (30) day period and sold less than all of such shares, the sold shares shall be deemed to be derived first from the conversions in the sequence of such conversions (that is, for example, until the number of shares from the first of such conversions have been sold, all shares shall be deemed to be from the first conversion; thereafter, from the second conversion until all such shares are sold). By way of illustration and not in limitation of the foregoing, if the Registration Statement is timely filed but is not declared effective until one hundred sixty-five (165) days after the Closing Date, the Periodic Amount will aggregate five percent (5.0%) of the Purchase Price of the Debentures (2.0% for days 91-120, plus 2.0% for days 121-150 and 1.0% for days 151-165).

(iv) Each Periodic Amount will be payable by the Company in cash or other immediately available funds to the Investor on the day after the Required Filing Date or the Required Effective Date, as the case may be, and on the earlier of each thirtieth day thereafter or the third business day after the date the Registration Statement is filed or is declared effective or has its restrictions removed Effective Date, as the case may be, without requiring demand therefor by the Investor.

(v) The parties acknowledge that the damages which may be incurred by the Investor if the Registration Statement is not filed by the Required Filing Date or if the Registration Statement has not been declared effective by the Required Effective Date may be difficult to ascertain. The parties agree that the Periodic Amount represent a reasonable estimate on the part of the parties, as of the date of this Agreement, of the amount of such damages.


(vi) Notwithstanding the foregoing, the amounts payable by the Company pursuant to this provision shall not be payable to the extent any delay in the effectiveness of the Registration Statement occurs because of an act of, or a failure to act or to act timely by the Initial Investor or its counsel, or in the event all of the Registrable Securities may be sold pursuant to Rule 144 or another available exemption under the Act.

(vii) "Computation Date" means (i) the date which is the earlier of (A) thirty (30) days after the Required Filing Date, any relevant Required Effective Date or a Restricted Sale Date, as the case may be, or (B) the date after the Required Filing Date, such Required Effective Date or Restricted Sale Date on which the Registration Statement is filed (with respect to payments due as contemplated by Section 2(b)(i) hereof) or is declared effective or has its restrictions removed (with respect to payments due as contemplated by Section 2(b)(ii) hereof), as the case may be, and (ii) each date which is the earlier of (A) thirty
(30) days after the previous Computation Date or (B) the date after the previous Computation Date on which the Registration Statement is filed (with respect to payments due as contemplated by Section 2(b)(i) hereof) or is declared effective or has its restrictions removed (with respect to payments due as contemplated by Section 2(b)(ii) hereof), as the case may be.

3. Obligations of the Company. In connection with the registration of the Registrable Securities, the Company shall do each of the following:

(a)     Prepare promptly, and file with the SEC by the Required
Filing Date, a Registration Statement with respect to not less than the number of Registrable Securities provided in Section 2(a) above, and thereafter use its reasonable best efforts to cause such Registration Statement relating to Registrable Securities to become effective by the Required Effective Date and keep the Registration Statement effective at all times until the earliest (the "Registration Period") of (i) the date that is three (3) years after the Initial Closing Date, (ii) the date when the Investors may sell all Registrable Securities under Rule 144 without volume or other restrictions or limits or (iii) the date the Investors no longer own any of the Registrable Securities, which Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

(b) Prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration Statement effective at all times during the Registration Period, and, during the Registration Period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in the Registration Statement;


(c) The Company shall permit a single firm of counsel designated by the Initial Investors to review the Registration Statement and all amendments and supplements thereto a reasonable period of time (but not less than three (3) business days) prior to their filing with the SEC, and not file any document in a form to which such counsel reasonably objects;

(d) Furnish to each Investor whose Registrable Securities are included in the Registration Statement and its legal counsel identified to the Company, (i) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company, one (1) copy of the Registration Statement, each preliminary prospectus and prospectus, and each amendment or supplement thereto, and (ii) such number of copies of a prospectus, and all amendments and supplements thereto and such other documents, as such Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Investor;

(e) As promptly as practicable after becoming aware thereof, notify each Investor of the happening of any event of which the Company has knowledge, as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and use its best efforts promptly to prepare a supplement or amendment to the Registration Statement or other appropriate filing with the SEC to correct such untrue statement or omission, and deliver a number of copies of such supplement or amendment to each Investor as such Investor may reasonably request;

(f) As promptly as practicable after becoming aware thereof, notify each Investor who holds Registrable Securities being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance by the SEC of a Notice of Effectiveness or any notice of effectiveness or any stop order or other suspension of the effectiveness of the Registration Statement at the earliest possible time;

(g) Notwithstanding the foregoing, if at any time or from time to time after the date of effectiveness of the Registration Statement, the Company notifies the Investors in writing of the existence of a Potential Material Event, the Investors shall not offer or sell any Registrable Securities, or engage in any other transaction involving or relating to the Registrable Securities, from the time of the giving of notice with respect to a Potential Material Event until such Investor receives written notice from the Company that such Potential Material Event either has been disclosed to the public or no longer constitutes a Potential Material Event; provided, however, that the Company may not so suspend the right to such holders of Registrable Securities for more than two twenty (20) day periods in the aggregate during any 12-month period ("Suspension Period") with at least a ten (10) business day interval between such periods, during the periods the Registration Statement is required to be in effect, and, provided further that the Company shall, if lawful to do so, provide the Investor with at least two (2) business days' notice of the existence (but not the substance of0 a Potential Material Event;


(h) Use its reasonable efforts to secure and maintain designation of all the Registrable Securities covered by the Registration Statement on the "Small Capitalization Market" of the National Association of Securities Dealers Automated Quotations System ("NASDAQ") within the meaning of Rule 11Aa2-1 of the SEC under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the quotation of the Registrable Securities on The NASDAQ SmallCap Market; or if, despite the Company's reasonable efforts to satisfy the preceding clause, the Company is unsuccessful in doing so, to secure NASDAQ/OTC Bulletin Board authorization and quotation for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two market makers to register with the National Association of Securities Dealers, Inc. ("NASD") as such with respect to such Registrable Securities;

(i) Provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of the Registration Statement;

(j)  Cooperate with the Investors who hold Registrable
Securities being offered to facilitate the timely preparation and delivery of certificates for the Registrable Securities to be offered pursuant to the Registration Statement and enable such certificates for the Registrable Securities to be in such denominations or amounts as the case may be, as the Investors may reasonably request, and, within three (3) business days after a Registration Statement which includes Registrable Securities is ordered effective by the SEC, the Company shall deliver, and shall cause legal counsel selected by the Company to deliver, to the transfer agent for the Registrable Securities (with copies to the Investors whose Registrable Securities are included in such Registration Statement) an appropriate instruction and opinion of such counsel; and

(k) Take all other reasonable actions necessary to expedite and facilitate disposition by the Investor of the Registrable Securities pursuant to the Registration Statement.

4. Obligations of the Investors. In connection with the registration of the Registrable Securities, the Investors shall have the following obligations:

(a) It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least ten (10) days prior to the first anticipated filing date of the Registration Statement, the Company shall notify each Investor of the information the Company requires from each such Investor (the "Requested Information") if such Investor elects to have any of such Investor's Registrable Securities included in the Registration Statement. If at least five (5) business days prior to the filing date the Company has not received the Requested Information from an Investor (a "Non-Responsive Investor"), then the Company may file the Registration Statement without including Registrable Securities of such Non-Responsive Investor;


(b) Each Investor, by such Investor's acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from the Registration Statement; and

(c) Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in
Section 3(e) or 3(f), above, such Investor will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Investor's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(e) or 3(f) and, if so directed by the Company, such Investor shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in such Investor's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

(d)     Each Investor agrees to comply with the provisions of
Section 3(g) above.

5.      Expenses of Registration.  All reasonable expenses
(other than underwriting discounts and commissions of the Investor) incurred in connection with registrations, filings or qualifications pursuant to Section 3, but including, without limitation, all registration, listing, and qualifications fees, printers and accounting fees, the fees and disbursements of counsel for the Company and a fee for a single counsel for the Investor not exceeding $3,500, shall be borne by the Company.

6.      Indemnification.  In the event any Registrable
Securities are included in a Registration Statement under this Agreement:


(a) To the extent permitted by law, the Company will indemnify and hold harmless each Investor who holds such Registrable Securities, the directors, if any, of such Investor, the officers, if any, of such Investor, each person, if any, who controls any Investor within the meaning of the Securities Act or the Exchange Act (each, an "Indemnified Person" or "Indemnified Party"), against any losses, claims, damages, liabilities or expenses (joint or several) incurred (collectively, "Claims") to which any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any of the following statements, omissions or violations in the Registration Statement, or any post-effective amendment thereof, or any prospectus included therein: (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any post-effective amendment thereof or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation under the Securities Act, the Exchange Act or any state securities law (the matters in the foregoing clauses (i) through (iii) being, collectively, "Violations"). Subject to clause (b) of this Section 6, the Company shall reimburse the Investors, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a) shall not (I) apply to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company pursuant to Section 3(c) hereof; (II) be available to the extent such Claim is based on a failure of the Investor to deliver or cause to be delivered the prospectus or the amendment or supplement thereto made available by the Company; (III) be available to the extent such Claim is based on the delivery of a prospectus by the Investor after receiving notice from the Company under Section 3(e), (f) or (g) hereof (other than a notice regarding the effectiveness of the Registration Statement or any amendment or supplement thereto), or (IV) apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld or delayed. Each Investor will indemnify the Company and its officers, directors and agents (each, an "Indemnified Person" or "Indemnified Party") against any claims arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company, by or on behalf of such Investor, expressly for use in connection with the preparation of the Registration Statement or any amendment or supplement thereto, subject to such limitations and conditions as are applicable to the Indemnification provided by the Company to this Section 6. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9.


(b) Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action (including any governmental action), such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be. In case any such action is brought against any Indemnified Person or Indemnified Party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, assume the defense thereof, subject to the provisions herein stated and after notice from the indemnifying party to such Indemnified Person or Indemnified Party of its election so to assume the defense thereof, the indemnifying party will not be liable to such Indemnified Person or Indemnified Party under this
Section 6 for any legal or other reasonable out-of-pocket expenses subsequently incurred by such Indemnified Person or Indemnified Party in connection with the defense thereof other than reasonable costs of investigation, unless the indemnifying party shall not pursue the action to its final conclusion. The Indemnified Person or Indemnified Party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and reasonable out-of-pocket expenses of such counsel shall not be at the expense of the indemnifying party if the indemnifying party has assumed the defense of the action with counsel reasonably satisfactory to the Indemnified Person or Indemnified Party provided such counsel is of the opinion that all defenses available to the Indemnified Party can be maintained without prejudicing the rights of the indemnifying party. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this
Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

7. Contribution. To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that (a) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in Section 6; (b) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of such fraudulent misrepresentation; and (c) except where the seller has committed fraud (other than a fraud by reason of the information included or omitted from the Registration Statement as to which the Company has not given notice as contemplated under Section 3 hereof) or intentional misconduct, contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

8. Reports under Exchange Act. With a view to making available to the Investors the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration ("Rule 144"), the Company agrees to:

(a) make and keep public information available, as those terms are understood and defined in Rule 144;

(b) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and


(c) furnish to each Investor so long as such Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company and (iii) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144 without registration.

9. Assignment of the Registration Rights. The rights to have the Company register Registrable Securities pursuant to this Agreement shall be automatically assigned by the Investors to any transferee of the Registrable Securities (or all or any portion of any Debenture of the Company which is convertible into such securities) only if: (a) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (b) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (i) the name and address of such transferee or assignee and (ii) the securities with respect to which such registration rights are being transferred or assigned, (c) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the Securities Act and applicable state securities laws, (d) at or before the time the Company received the written notice contemplated by clause (b) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein, and (e) the transferee, at the time of the transfer, held not less than either (i) $100,000 in principal amount of the Debentures or such number of Registrable Securities issued on conversion of such amount of Debentures or any combination thereof or
(ii) Warrants to purchase 2,750 Warrant Shares or such number of Warrant Shares or any combination thereof. In the event of any delay in filing or effectiveness of the Registration Statement as a result of such assignment, the Company shall not be liable for any damages or the payments set forth in Section 2(b)(ii) hereof arising from such delay.

10.     Amendment of Registration Rights.  Any provision of this
Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Investors who hold an eighty (80%) percent interest of the Registrable Securities.
 Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Investor and the Company.

11.     Miscellaneous.

(a) A person or entity is deemed to be a holder of Registrable Securities whenever such person or entity owns of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities and shall be indemnified and held harmless by such registered owner for doing so.


(b) Notices required or permitted to be given hereunder shall be given in the manner contemplated by the Agreement, (i) if to the Company or to the Initial Investor, to their respective address contemplated by the Agreement, and (iii) if to any other Investor, at such address as such Investor shall have provided in writing to the Company, or at such other address as each such party furnishes by notice given in accordance with this Section 11(b).

(c) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

(d) This Agreement shall be governed by and interpreted in accordance with the laws of the State of Delaware for contracts to be wholly performed in such state and without giving effect to the principles thereof regarding the conflict of laws. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the City of New York or the state courts of the State of New York sitting in the City of New York in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non coveniens, to the bringing of any such proceeding in such jurisdictions. To the extent determined by such court, the Company shall reimburse the Buyer for any reasonable legal fees and disbursements incurred by the Buyer in enforcement of or protection of any of its rights under this Agreement.

(e) If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

(f) Subject to the requirements of Section 9 hereof, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

(g) All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

(h) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning thereof.

(i) This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by telephone line facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

(j) The Company acknowledges that any failure by the Company to perform its obligations under Section 3(a) hereof, or any delay in such performance could result in loss to the Investors, and the Company agrees that, in addition to any other liability the Company may have by reason of such failure or delay, the Company shall be liable for all direct damages caused by any such failure or delay, unless the same is the result of force majeure. Neither party shall be liable for consequential damages.

(k) This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof. This Agreement may be amended only by an instrument in writing signed by the party to be charged with enforcement thereof.

        [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]




IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                COMPANY:
                                AMERICAN CHAMPION ENTERTAINMENT, INC.

                                By:________________________________

                                   Name:  Anthony K. Chan
                                  Title:  President & CEO


                                INITIAL INVESTOR:

                               ____________________________________
                               [Print Name]


                               By:_________________________________
                               Name:
                              Title:


                        ( Form of Warrant )

THESE SECURITIES AND THE SECURITIES ISSUABLE UPON THEIR EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED UNLESS COVERED BY AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT, A "NO ACTION" LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION WITH RESPECT TO SUCH TRANSFER, A TRANSFER MEETING THE REQUIREMENTS OF RULE 144 OF THE SECURITIES AND EXCHANGE COMMISSION, OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY SUCH TRANSFER IS EXEMPT FROM SUCH REGISTRATION.

        AMERICAN CHAMPION ENTERTAINMENT, INC.

COMMON STOCK PURCHASE WARRANT

1.      Issuance; Certain Definitions.

In consideration of good and valuable consideration, the receipt of which is hereby acknowledged by AMERICAN CHAMPION ENTERTAINMENT, INC. a Delaware corporation (the "Company"),_________________ or registered assigns (the "Holder") is hereby granted the right to purchase at any time until 5:00 P.M., New York City time, on ______________ , 2002 (the "Expiration
Date"),___________________________(       ) fully  paid and nonassessable
shares of the Company's Common Stock, par value $.0001 per share (the "Common Stock") at an initial exercise price per share (the "Exercise Price") of $ _________________, subject to further adjustment as set forth herein.

2.      Exercise of Warrants.

2.1 General. This Warrant is exercisable in whole or in part at any time and from time to time at the Exercise Price per share of Common Stock payable hereunder, payable in cash or by certified or official bank check. Upon surrender of this Warrant Certificate with the annexed Notice of Exercise Form duly executed (which Notice of Exercise Form may be submitted either by delivery to the Company or by facsimile transmission as provided in Section 8 hereof), together with payment of the Exercise Price for the shares of Common Stock purchased, the Holder shall be entitled to receive a certificate or certificates for the shares of Common Stock so purchased.


2.2     Limitation on Exercise. Notwithstanding the
provisions of this Warrant, Securities Purchase Agreement, dated June
 17    , 1999 (the "Securities Purchase Agreement"), between the Company and the Holder (or the Holder's predecessor in interest) or of the other Transaction Agreements (as defined in the Securities Purchase Agreement), in no event (except (i) with respect to an automatic conversion, if any, of a Debenture as provided in the Debentures, (ii) as specifically provided in this Warrant as an exception to this provision, or (iii) while there is outstanding a tender offer for any or all of the shares of the Company's Common Stock) shall the Holder be entitled to exercise this Warrant, or shall the Company have the obligation to issue shares upon such exercise of all or any portion of this Warrant, to the extent that, after such exercise the sum of (1) the number of shares of Common Stock beneficially owned by the Holder and its affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unconverted portion of the Debentures or unexercised portion of the Warrants), and (2) the number of shares of Common Stock issuable upon the exercise of the Warrants with respect to which the determination of this proviso is being made, would result in beneficial ownership by the Holder and its affiliates of more than 9.99% of the outstanding shares of Common Stock (after taking into account the shares to be issued to the Holder upon such exercise). For purposes of the proviso to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), except as otherwise provided in clause (1) of such sentence.
 The Holder, by its acceptance of this Warrant, further agrees that if the Holder transfers or assigns any of the Warrants to a party who or which would not be considered such an affiliate, such assignment shall be made subject to the transferee's or assignee's specific agreement to be bound by the provisions of this Section 2.2 as if such transferee or assignee were the original Holder hereof.

3. Reservation of Shares. The Company hereby agrees that at all times during the term of this Warrant there shall be reserved for issuance upon exercise of this Warrant such number of shares of its Common Stock as shall be required for issuance upon exercise of this Warrant (the "Warrant Shares").

4. Mutilation or Loss of Warrant. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) receipt of reasonably satisfactory indemnification, and (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will execute and deliver a new Warrant of like tenor and date and any such lost, stolen, destroyed or mutilated Warrant shall thereupon become void.

5. Rights of the Holder. The Holder shall not, by virtue hereof, be entitled to any rights of a stockholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in this Warrant and are not enforceable against the Company except to the extent set forth herein.

6.      Protection Against Dilution.

6.1 Adjustment Mechanism. If an adjustment of the Exercise Price is required pursuant to this Section 6, the Holder shall be entitled to purchase such number of additional shares of Common Stock as will cause (i) the total number of shares of Common Stock Holder is entitled to purchase pursuant to this Warrant, multiplied by (ii) the adjusted Exercise Price per share, to equal (iii) the dollar amount of the total number of shares of Common Stock Holder is entitled to purchase before adjustment multiplied by the total Exercise Price before adjustment.

6.2 Capital Adjustments. In case of any stock split or reverse stock split, stock dividend, reclassification of the Common Stock, recapitalization, merger or consolidation, or like capital adjustment affecting the Common Stock of the Company, the provisions of this Section 6 shall be applied as if such capital adjustment event had occurred immediately prior to the date of this Warrant and the original Exercise Price had been fairly allocated to the stock resulting from such capital adjustment; and in other respects the provisions of this Section shall be applied in a fair, equitable and reasonable manner so as to give effect, as nearly as may be, to the purposes hereof. A rights offering to stockholders shall be deemed a stock dividend to the extent of the bargain purchase element of the rights.


6.3 Adjustment for Spin Off. If, for any reason, prior to the exercise of this Warrant in full, the Company spins off or otherwise divests itself of a part of its business or operations or disposes all or of a part of its assets in a transaction (the "Spin Off") in which the Company does not receive compensation for such business, operations or assets, but causes securities of another entity (the "Spin Off Securities") to be issued to security holders of the Company, then

(a)  the Company shall cause (i) to be reserved Spin Off
Securities equal to the number thereof which would have been issued to the Holder had all of the Holder's unexercised Warrants outstanding on the record date (the "Record Date") for determining the amount and number of Spin Off Securities to be issued to security holders of the Company (the "Outstanding Warrants") been exercised as of the close of business on the trading day immediately before the Record Date (the "Reserved Spin Off Shares"), and (ii) to be issued to the Holder on the exercise of all or any of the Outstanding Warrants, such amount of the Reserved Spin Off Shares equal to (x) the Reserved Spin Off Shares multiplied by (y) a fraction, of which (I) the numerator is the amount of the Outstanding Warrants then being exercised, and (II) the denominator is the amount of the Outstanding Warrants; and

(b) the Exercise Price on the Outstanding Warrants shall be adjusted immediately after consummation of the Spin Off by multiplying the Exercise Price by a fraction (if, but only if, such fraction is less than 1.0), the numerator of which is the Average Market Price of the Common Stock (as defined below) for the five (5) trading days immediately following the fifth trading day after the Record Date, and the denominator of which is the Average Market Price of the Common Stock on the five (5) trading days immediately preceding the Record Date; and such adjusted Exercise Price shall be deemed to be the Exercise Price with respect to the Outstanding Warrants after the Record Date. As used herein, the term "Average Market Price of the Common Stock" means the average closing bid price of a share of Common Stock, as reported by Bloomberg, LP or, if not so reported, as reported on the over-the-counter market for the relevant period.

7.      Transfer to Comply with the Securities Act; Registration
Rights.

(a)  This Warrant has not been registered under the Securities
Act of 1933, as amended, (the "Act") and has been issued to the Holder for investment and not with a view to the distribution of either the Warrant or the Warrant Shares. Neither this Warrant nor any of the Warrant Shares or any other security issued or issuable upon exercise of this Warrant may be sold, transferred, pledged or hypothecated in the absence of an effective registration statement under the Act relating to such security or an opinion of counsel satisfactory to the Company that registration is not required under the Act. Each certificate for the Warrant, the Warrant Shares and any other security issued or issuable upon exercise of this Warrant shall contain a legend on the face thereof, in form and substance satisfactory to counsel for the Company, setting forth the restrictions on transfer contained in this Section.


(b) Reference is made to the Registration Rights Agreement of even date herewith, to which the Company and the Holder (or Holder's direct or indirect assignor, if any) are parties (the "Registration Rights Agreement"). The Warrant Shares are Registrable Securities, as that term is used in the Registration Rights Agreement. Subject to the provisions of the Registration Rights Agreement, the Company agrees to file an amendment, which shall include the Warrant Shares, to its registration statement on Form S-3 (as so amended, the "Registration Statement"), pursuant to the Act, by the Required Filing Date and to have the registration of the Warrant Shares completed and effective by the Required Effective Date (as those terms are defined in the Registration Rights Agreement).

8. Notices. Any notice or other communication required or permitted hereunder shall be in writing and shall be delivered personally, telegraphed, telexed, sent by facsimile transmission or sent by certified, registered or express mail, postage pre-paid. Any such notice shall be deemed given when so delivered personally, telegraphed, telexed or sent by facsimile transmission, or, if mailed, two days after the date of deposit in the United States mails, as follows:

(i)     if to the Company, to:

AMERICAN CHAMPION ENTERTAINMENT, INC.
1694 The Alameda, Suite 100
San Jose, CA 95126-2219
Attn: Anthony K. Chan, President
Telephone No.: (408) 288-8199
Telecopier No.: (408) 288-8098

with a copy to:

Sichenzia Ross & Friedman
135 West 50th Street, 20th Floor
New York, NY 10020
Attn: Gregory Sichenzia, Esq.
Telephone No.: (212) 664-1200
Telecopier No.: (212) 664-7329

(ii)    if to the Holder, to:


with a copy to:

Krieger & Prager, Esqs.
319 Fifth Avenue
New York, New York 10016
Telephone No.: (212) 689-3322
Telecopier No.  (212) 213-2077



Any party may by notice given in accordance with this Section to the other parties designate another address or person for receipt of notices hereunder.

9.      Supplements and Amendments; Whole Agreement.  This
Warrant may be amended or supplemented only by an instrument in writing signed by the parties hereto. This Warrant contains the full understanding of the parties hereto with respect to the subject matter hereof and thereof and there are no representations, warranties, agreements or understandings other than expressly contained herein and therein.

10. Governing Law. This Warrant shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.

11. Counterparts. This Warrant may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

12. Descriptive Headings. Descriptive headings of the several Sections of this Warrant are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

IN WITNESS WHEREOF, the parties hereto have executed this Warrant as
of the          th day of          1999.


                                AMERICAN CHAMPION ENTERTAINMENT, INC.

                                By:_________________________________
                                     Name:  Anthony K. Chan
                                     Its:   President & CEO

Attest:

________________________
Name:  George Chung
Title: Chairman of the Board

                American Champion Entertainment, Inc. (ACEI)
                          Acquisition of
          Great Wall International Sports Media Company, Ltd (GWIS)
                         Letter of Intent


Transaction Type:                       Stock Exchange

Stock of ACEI to be issued         a) Common stock, with registration rights,
for controlling Interest of GWIS:     valued at US$750,000 based on ACEI's
(at 80%)                              market price, to be granted at closing
                                      of acquisition transaction.

                                   b) Annual Grants of ACEI common stock,
                                      restricted from disposition for 1 year
                                      from the date of grant, valued at the
                                      market price at the date of grant, and
                                      to be granted based on 18.0% of GWIS's
                                      annual gross revenue in U.S.$ and 18.0%
                                      of the EBITDA, multiplied by controlling percentage. (see Exhibit A)

Acknowledgment of business plan:        Both parties will agree to a joint
                                        business plan that will
                                        include establishing a broadcasting
                                        network for ACEI's TV
                                        series in the PRC and a predetermined
                                        distribution of advertisement revenue
                                        generated from the TV series.

Management of GWIS:             GWIS to have complete autonomy in daily
                                operations, reporting directly to
                                assignee of ACEI, subject to ACEI's board interpretation of appropriateness and with
                                ACEI board  approval when necessary.

Publicity Material:                     All publicity materials for release
                                        must be approved by both
                                        parties before dissemination to the
                                        public.

This Letter of Intent, as signed, is subject to approval by both ACEI and GWIS boards of directors. Upon satisfactory results from prerequisite due diligence, both parties shall present to their boards the proposed acquisition and business plan mentioned herein with a recommendation for an affirmative vote, as well as seeking the necessary approvals from shareholders by conducting a meeting of ACEI shareholders.


SIGNED AND AGREED, on 10-10, 1999,




For:    /s/ Anthony K. Chan                   For:  /s/ Niu, Li Xin
       Anthony K. Chan, President & CEO      Name:      Niu, Li Xin
     American Champion Entertainment, Inc.  Title: Chairman of the Board
                                              Great Wall International
                                             Sports Media Company,  Ltd.



GWIS Revenue Projections                       1999         2000         2001         2002
(in RMB & U.S. $)

Gross Revenue (RMB)                     70,000,000   77,000,000   84,700,000   93,170,000
Gross Revenue (US$)                      $8,433,735   $9,277,108  $10,204,819  $11,225,301
Gross Revenue (US$) x 80%                $6,746,988   $7,421,687   $8,163,855   $8,980,241

EBITDA (Earnings Before Interest, Tax,
        Depreciation & Amortization)
EBITDA (RMB)                             3,500,000    3,850,000    4,235,000    4,658,500
EBITDA (US$)                               $421,687     $463,855     $510,241     $561,265
EBITDA (US$) x 80%                         $337,349     $371,084     $408,193     $449,012



18% of Gross Revenue, payable            $1,214,458   $1,335,904   $1,469,494   $1,616,443
  in ACEI common stock

18% of EBITDA, payable                      $60,723      $66,795      $73,475      $80,822
  in ACEI common stock

Total payable in ACEI stock                $106,265   $1,402,699   $1,542,969   $1,697,266
                                      only 1 out of 12 months
                                      for the year 1999




Total payments over years 1999 to 2002   $4,749,198
to be paid in ACEI common stock at
market price equal to the average price
over the entire year.

Proposed lock up periods for annual grants:
  25% no lock
  25% locked for 6 months
  50% locked for 12 months

--------------------------------------